UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21558

                          Pioneer Short Term Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:   September 1, 2015 through February 29, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Short Term
                        Income Fund

--------------------------------------------------------------------------------
                        Semiannual Report | February 29, 2016
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A    STABX
                        Class C    PSHCX
                        Class C2   STIIX
                        Class K    STIKX
                        Class Y    PSHYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          75

Notes to Financial Statements                                                 84

Approval of Investment Advisory Agreement                                     93

Trustees, Officers and Service Providers                                      98

                  Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 1

President's Letter

Dear Shareowner,

Over the past several years, many investors experienced positive returns across most major asset classes. However, 2015 was a tale of two markets, with favorable market conditions in the first half of the year, followed by an abrupt slowdown and increased volatility beginning in August. The global markets were challenged by significant economic cross-currents in different geographic regions and industrial sectors. While the U.S. economy gradually improved, growth slowed in China. Emerging markets struggled following a decline in commodity prices, especially oil. While lower energy prices are good for the consumer, there were ripple effects throughout the global economy.

Against this backdrop, the Standard & Poor's 500 Index rose by just 1.4% in 2015, international equity markets were essentially flat, and emerging market equities fell sharply. Across U.S. fixed-income sectors, U.S. government and investment-grade corporate bonds were fairly flat for the year, while high-yield bonds, as measured by the Bank of America Merrill Lynch Master II High Yield Index, posted a -4.9% total return.

Entering 2016, we see the U.S. economy growing modestly, against an overall global economic backdrop that remains fragile and points towards structurally lower growth. As always in a presidential election year, political rhetoric has the potential to impact U.S. sectors such as health care in 2016. Economies around the world in both developed and emerging markets are experiencing deep structural change. Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues all increase the possibility of sharp swings in asset values. In this environment, financial markets remain vulnerable to unusual levels of volatility. While divergences among regions and industries is an important theme, we are generally optimistic about the outlook for the U.S. economy, which we expect will see continued, positive growth led by a strengthened consumer.

Throughout Pioneer's history, we have believed in the importance of active management. In periods of market volatility, we believe that the value of active management is even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
February 29, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 3

Portfolio Management Discussion | 2/29/16

In the following interview, portfolio managers Richard Schlanger and Charles Melchreit discuss the factors that influenced Pioneer Short Term Income Fund's performance for the six-month period ended February 29, 2016. Mr. Schlanger, a vice president and portfolio manager at Pioneer, and Mr. Melchreit, Director of Investment Grade, a senior vice president, and a portfolio manager at Pioneer, were responsible for the day-today management of the Fund during the full six-month period*.

Q How did the Fund perform during the six-month period ended February 29, 2016?

A Pioneer Short Term Income Fund's Class A shares returned 0.00% at net asset value during the six-month period ended February 29, 2016, while the Fund's benchmark, the Barclays One- to Three-Year Government/Credit Index (the Barclays Index), returned 0.55%. During the same period, the average return of the 320 mutual funds in Lipper's Short Investment-Grade Debt Funds category was -0.13%, and the average return of the 585 mutual funds in Morningstar's Short-Term Bond Funds category was -0.11%.

Q How would you describe the market environment for fixed-income investors over the six-month period ended February 29, 2016?

A Entering the period, in the wake of the Chinese government's August 2015 devaluation of the yuan currency, investors were most concerned about the potential effects that slowing economic growth in China would have on the global economy. The Chinese government's devaluation action raised fears of a global currency war, and the markets viewed it as a red flag with regard to China's ability to rebalance its economy without taking a step back as a source of incremental demand. On the domestic front, export-focused U.S. firms continued to struggle due to weakened overseas demand and a strong U.S. dollar. Against that backdrop, in September 2015, the U.S. Federal Reserve (the Fed) opted not to initiate a rate-hiking cycle and kept the Federal funds rate at near-zero, where it had been for several years.

     As the period progressed, there were increasing signs that U.S. economic momentum had become self-sustaining, as data reports showed strong jobs growth and even the long-awaited upward pressure on wages. As a result,

* Note to shareholders: Effective March 18, 2016, Richard Schlanger retired after 28 years with Pioneer Investments. On that date, Seth Roman, CFA, became a portfolio manager on Pioneer Short Term Income Fund. Mr. Roman, a vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund's portfolio, along with Charles Melchreit.

4 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 the market came to view a December increase in the Fed's benchmark short-term interest rate as likely, and, when the Fed finally did increase rates by 0.25% that month, investors saw that as a positive sign with respect to economic conditions.

     However, things took a sharp turn for the worse at the outset of 2016. Further declines in the prices of oil and other commodities raised alarms about global economic growth and resulted in a flight-to-safety trend in the markets, which pushed down yields on most fixed-income investments, with the exception of the shortest-term Treasury obligations.

     During the full six months between September 1, 2015, and February 29, 2016, the yield curve flattened as longer-term interest rates declined. To illustrate, the two-year Treasury yield rose by 0.04% during the period, from 0.74% to 0.78%, while the five-year Treasury yield declined by 0.34%, going from 1.55% down to 1.21%, and the 10-year Treasury yield declined by 0.48%, from 2.22% to 1.74%. While the two-year yield finished the period relatively unchanged, it experienced significant swings as investors' expectations shifted with respect to global growth and Fed monetary policy. The performance of credit-sensitive sectors relative to Treasuries was mostly negative, as investors moved toward relatively safe assets in early 2016.

Q What were your principal investment strategies for the Fund during the six-month period ended February 29, 2016, and how did they affect the Fund's performance?

A We continued to maintain a conservative duration positioning in the Fund's portfolio relative to the Barclays Index during the period, given the potential for the Fed to raise short-term rates over the short-to-medium term. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.) By taking the shorter-duration position, we accepted the loss of some income-generation in exchange for improved price stability in a rising-rate environment.

     The duration stance was the main detractor from the Fund's benchmark-relative performance during the period, as market concerns about global economic growth suppressed interest-rate levels and pushed out expectations regarding future Fed rate hikes (the Fed's December rate increase, to date, has been its only move). In addition, the Fund's

                  Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 5 out-of-benchmark allocation to syndicated bank loans detracted meaningfully from relative returns during the period, as that market segment saw valuations decline when investors became more risk-averse in early 2016.

     On the positive side, the largest contributors to the Fund's relative performance during the six-month period came from allocations to other non-benchmark sectors such as insurance-linked securities ("catastrophe bonds") and asset-backed securities (ABS). Catastrophe bonds are issued by insurers in an effort to spread-out the risk of having to pay claims on a major disaster, such as a flood or earthquake. The Fund's allocation to catastrophe bonds benefited benchmark-relative returns during the period, as investors became attracted to the bonds' yields as well as their lack of performance correlation to traditional credit-sensitive investments. In addition, the period saw little in the way of natural disasters and associated claims payouts by insurers. The portfolio's allocation to ABS, such as those backed by home equity loans, auto loans, and credit card receivables also aided the Fund's benchmark-relative performance. Fundamentals in the ABS sector have benefited from recent improvements in consumer balance sheets, and the segment held up well over the six-month period relative to most other credit-oriented areas of the market.

     Over the period, we reduced the Fund's overall credit sensitivity via modest trimming of the portfolio's exposures to non-agency mortgage-backed securities (MBS), commercial MBS, and bank loans, along with a corresponding increase in the allocation to U.S. Treasuries.

Q Can you discuss the factors that affected the Fund's income-generation (or yield), either positively or negatively, during the six-month period ended February 29, 2016?

A The Fund's distributions remained relatively stable during the period, with different factors both aiding and holding back income-generation. As described earlier, our decision to focus on securities with shorter maturities in order to minimize the portfolio's exposure to any future rise in rates acted as a constraint on the Fund's income-generation during the period. In addition, the increased allocation to U.S. Treasury issues put some downward pressure on the Fund's income. Conversely, yields on

6 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 many floating-rate issues held by the Fund were reset higher during the period in the wake of the Fed's rate hike in December, and that provided an income boost.

Q What role did derivatives play in the Fund's investment process and performance results during the six-month period ended February 29, 2016?

A    The Fund did not use derivatives during the six-month period.

Q    What is your assessment of the current climate for fixed-income investing?

A We continue to view the U.S. economic backdrop as supportive of credit-market fundamentals. Consumers have been largely successful in deleveraging. Moreover, they are now receiving support from higher home valuations, lower energy costs, and improved employment growth. In addition, state and local governments have gradually been returning to hiring levels that are more in line with historical norms.

     After recent price weakness, we have begun to see attractive valuations emerge in some credit-sensitive areas of the market such as investment-grade corporate bonds, and we are actively evaluating opportunities to add to the Fund's credit exposure.

     The Fund's overall duration at the end of February 2016 was 0.72 years, compared with 1.89 years for the Barclays Index, and we remain comfortable with maintaining an overall portfolio duration below that of the benchmark. While the Fed is no doubt closely monitoring areas of concern, including the Chinese economy and struggling commodity prices, we believe it is possible that the market is overestimating the degree to which those issues are likely to slow the pace of future Fed rate increases. Therefore, we are maintaining a significant portion of the Fund's invested assets in floating-rate securities as a measure of protection in the event the Fed boosts short-term rates again -- sooner than the market is currently forecasting.

     We will continue to monitor macroeconomic factors that have the potential to affect the markets, while remaining principally focused on adding value to the Fund's performance at the level of individual security selection. As

                  Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 7 always, we will seek to provide the Fund's shareholders a high level of current income, while attempting to limit the impact of interest-rate changes on the Fund's share price.

Please refer to the Schedule of Investments on pages 19-74 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

8 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

                  Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 9

Portfolio Summary | 2/29/16

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations                            31.5%
U.S. Corporate Bonds                                           22.8%
Asset Backed Securities                                        14.0%
U.S. Government Securities                                     13.7%
International Corporate Bonds                                   9.7%
Senior Secured Loans                                            6.8%
Temporary Cash Investments                                      1.1%
Municipal Bonds                                                 0.4%

* Includes investments in insurance-linked securities totaling 6.0% of total investment portfolio.

10 Largest Holdings**
--------------------------------------------------------------------------------

 1. U.S. Treasury Notes, 0.5%, 8/31/16                                     3.76%
--------------------------------------------------------------------------------
 2. U.S. Treasury Notes, 0.5%, 7/31/16                                     2.37
--------------------------------------------------------------------------------
 3. U.S. Treasury Notes, 0.625%, 6/30/17                                   1.79
--------------------------------------------------------------------------------
 4. U.S. Treasury Note, Floating Rate Note, 10/31/17                       1.63
--------------------------------------------------------------------------------
 5. Toyota Motor Credit Corp., 0.75%, 3/3/17                               0.51
--------------------------------------------------------------------------------
 6. U.S. Treasury Bills, 8/18/16                                           0.49
--------------------------------------------------------------------------------
 7. Fannie Mae, 3.0%, 6/25/22                                              0.44
--------------------------------------------------------------------------------
 8. Verizon Communications, Inc., Floating Rate Note, 9/15/16              0.41
--------------------------------------------------------------------------------
 9. U.S. Treasury Notes, 0.875%, 1/15/18                                   0.41
--------------------------------------------------------------------------------
10. Government National Mortgage Association REMICS, 2.0%, 1/16/46         0.38
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

Prices and Distributions | 2/29/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       2/29/16                         8/31/15
--------------------------------------------------------------------------------
           A                          $9.49                           $9.57
--------------------------------------------------------------------------------
           C                          $9.47                           $9.55
--------------------------------------------------------------------------------
           C2                         $9.47                           $9.56
--------------------------------------------------------------------------------
           K                          $9.49                           $9.58
--------------------------------------------------------------------------------
           Y                          $9.46                           $9.55
--------------------------------------------------------------------------------

Distributions per Share: 9/1/15-2/29/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment         Short-Term           Long-Term
         Class            Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A             $0.0804               $ --                $ --
--------------------------------------------------------------------------------
           C             $0.0692               $ --                $ --
--------------------------------------------------------------------------------
           C2            $0.0699               $ --                $ --
--------------------------------------------------------------------------------
           K             $0.0960               $ --                $ --
--------------------------------------------------------------------------------
           Y             $0.0907               $ --                $ --
--------------------------------------------------------------------------------

The Barclays One- to Three-Year Government/Credit Index is an unmanaged measure of the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 11

Performance Update | 2/29/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Short Term Income Fund at public offering price during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                                                      Barclays
                                                      One- to
                          Net          Public         Three-Year
                          Asset        Offering       Government
                          Value        Price          Credit
Period                    (NAV)        (POP)          Index
--------------------------------------------------------------------------------
10 Years                  2.93%         2.67%         2.77%
5 Years                   1.69          1.17          1.07
1 Year                    0.34         -2.21          0.91
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer Short         Barclays One- to Three-Year
                               Term Income Fund      Government/Credit Index
2/06                           $ 9,750               $10,000
2/07                           $10,190               $10,501
2/08                           $10,701               $11,397
2/09                           $10,255               $11,666
2/10                           $11,495               $12,222
2/11                           $11,973               $12,464
2/12                           $12,254               $12,683
2/13                           $12,685               $12,817
2/14                           $12,856               $12,922
2/15                           $12,975               $13,025
2/16                           $13,019               $13,144

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 2.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

Performance Update | 2/29/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                                                     Barclays
                                                     One- to
                                                     Three-Year
                                                     Government
                          If          If             Credit
Period                    Held        Redeemed       Index
--------------------------------------------------------------------------------
10 Years                  2.26%       2.26%          2.77%
5 Years                   1.18        1.18           1.07
1 Year                    0.00        0.00           0.91
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          1.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer Short         Barclays One- to Three-Year
                               Term Income Fund      Government/Credit Index
2/06                           $10,000               $10,000
2/07                           $10,372               $10,501
2/08                           $10,801               $11,397
2/09                           $10,266               $11,666
2/10                           $11,412               $12,222
2/11                           $11,795               $12,464
2/12                           $11,970               $12,683
2/13                           $12,305               $12,817
2/14                           $12,413               $12,922
2/15                           $12,509               $13,025
2/16                           $12,508               $13,144

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year were subject to a 1% contingent deferred sales charge (CDSC) through July 31, 2013. The CDSC for Class C shares was eliminated effective August 1, 2013. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 13

Performance Update | 2/29/16                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                                                     Barclays
                                                     One- to
                                                     Three-Year
                                                     Government
                          If          If             Credit
Period                    Held        Redeemed       Index
--------------------------------------------------------------------------------
10 Years                  2.27%       2.27%          2.77%
5 Years                   1.20        1.20           1.07
1 Year                    0.01        0.01           0.91
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          1.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer Short         Barclays One- to Three-Year
                               Term Income Fund      Government/Credit Index
2/06                           $10,000               $10,000
2/07                           $10,372               $10,501
2/08                           $10,801               $11,397
2/09                           $10,266               $11,666
2/10                           $11,412               $12,222
2/11                           $11,795               $12,464
2/12                           $11,970               $12,683
2/13                           $12,305               $12,817
2/14                           $12,431               $12,922
2/15                           $12,518               $13,025
2/16                           $12,519               $13,144

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for periods prior to the inception of Class C2 shares on August 1, 2013 is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses.

Class C2 shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

Performance Update | 2/29/16                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                                               Barclays
                                               One- to
                               Net             Three-Year
                               Asset           Government
                               Value           Credit
Period                         (NAV)           Index
--------------------------------------------------------------------------------
10 Years                       2.98%           2.77%
5 Years                        1.77            1.07
1 Year                         0.67            0.91
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                               Gross
--------------------------------------------------------------------------------
                               0.50%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer Short         Barclays One- to Three-Year
                               Term Income Fund      Government/Credit Index
2/06                           $10,000               $10,000
2/07                           $10,452               $10,501
2/08                           $10,975               $11,397
2/09                           $10,518               $11,666
2/10                           $11,790               $12,222
2/11                           $12,281               $12,464
2/12                           $12,569               $12,683
2/13                           $13,010               $12,817
2/14                           $13,186               $12,922
2/15                           $13,319               $13,025
2/16                           $13,408               $13,144

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 15

Performance Update | 2/29/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                                                Barclays
                                                One- to
                               Net              Three-Year
                               Asset            Government
                               Value            Credit
Period                         (NAV)            Index
--------------------------------------------------------------------------------
10 Years                       3.23%            2.77%
5 Years                        1.94             1.07
1 Year                         0.45             0.91
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                               Gross
--------------------------------------------------------------------------------
                               0.60%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                               Pioneer Short         Barclays One- to Three-Year
                               Term Income Fund      Government/Credit Index
2/06                           $5,000,000            $5,000,000
2/07                           $5,250,432            $5,250,733
2/08                           $5,528,299            $5,698,663
2/09                           $5,305,630            $5,833,244
2/10                           $5,971,251            $6,110,904
2/11                           $6,241,332            $6,232,048
2/12                           $6,404,658            $6,341,295
2/13                           $6,651,190            $6,408,745
2/14                           $6,760,679            $6,460,953
2/15                           $6,839,351            $6,512,682
2/16                           $6,869,900            $6,571,900

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from September 1, 2015, through February 29, 2016.

-------------------------------------------------------------------------------------------------------
Share Class                   A               C                C2                K                Y
-------------------------------------------------------------------------------------------------------
Beginning Account         $1,000.00       $1,000.00        $1,000.00         $1,000.00        $1,000.00
Value on 9/1/15
-------------------------------------------------------------------------------------------------------
Ending Account            $1,000.00       $  998.80        $  997.90         $1,000.60        $1,000.10
Value (after expenses)
on 2/29/16
-------------------------------------------------------------------------------------------------------
Expenses Paid             $    3.78       $    5.12        $    4.92         $    2.44        $    2.88
During Period*
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.76%, 1.03%, 0.99%, 0.49%, and 0.58% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2015, through February 29, 2016.

-------------------------------------------------------------------------------------------------------
Share Class                   A               C                C2                K                Y
-------------------------------------------------------------------------------------------------------
Beginning Account         $1,000.00       $1,000.00        $1,000.00         $1,000.00        $1,000.00
Value on 9/1/15
-------------------------------------------------------------------------------------------------------
Ending Account            $1,021.08       $1,019.74        $1,019.94         $1,022.43        $1,021.98
Value (after expenses)
on 2/29/16
-------------------------------------------------------------------------------------------------------
Expenses Paid             $    3.82       $    5.17        $    4.97         $    2.46        $    2.92
During Period*
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.76%, 1.03%, 0.99%, 0.49%, and 0.58% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

18 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

Schedule of Investments | 2/29/16 (unaudited)

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- 14.3%
                               ENERGY -- 0.2%
                               Oil & Gas Exploration & Production -- 0.2%
     217,947          1.18     Equity One Mortgage Pass-Through Trust 2003-1,
                               Floating Rate Note, 8/25/33                         $       215,433
     750,000          1.93     NCF Dealer Floorplan Master Trust, Floating Rate
                               Note, 10/20/20 (144A)                                       750,000
     201,208                   Oscar US Funding Trust 2014-1, 1.0%,
                               8/15/17 (144A)                                              201,005
     234,793                   Westlake Automobile Receivables Trust 2014-1,
                               1.24%, 11/15/19 (144A)                                      234,706
                                                                                   ---------------
                                                                                   $     1,401,144
                                                                                   ---------------
                               Total Energy                                        $     1,401,144
--------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 0.2%
                               Trucking -- 0.1%
     600,000          2.43     Hertz Fleet Lease Funding LP, Floating Rate Note,
                               12/10/27 (144A)                                     $       596,365
     179,931          0.83     Hertz Fleet Lease Funding LP, Floating Rate Note,
                               4/10/28 (144A)                                              179,460
                                                                                   ---------------
                                                                                   $       775,825
--------------------------------------------------------------------------------------------------
                               Marine Ports & Services -- 0.1%
     214,696                   Global Container Assets 2013-1, Ltd., 2.2%,
                               11/6/28 (144A)                                      $       214,331
                                                                                   ---------------
                               Total Transportation                                $       990,156
--------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 0.2%
                               Hotels, Resorts & Cruise Lines -- 0.2%
     427,634                   Westgate Resorts 2012-A LLC, 2.25%,
                               8/20/25 (144A)                                      $       427,684
     115,662                   Westgate Resorts 2012-A LLC, 3.75%,
                               8/20/25 (144A)                                              115,598
     627,257                   Westgate Resorts 2014-1 LLC, 2.15%,
                               12/20/26 (144A)                                             619,416
      32,144                   Westgate Resorts LLC, 2.5%, 3/20/25 (144A)                   32,120
                                                                                   ---------------
                                                                                   $     1,194,818
                                                                                   ---------------
                               Total Consumer Services                             $     1,194,818
--------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                               Health Care Distributors -- 0.0%+
     300,000                   OneMain Financial Issuance Trust 2015-1,
                               3.19%, 3/18/26 (144A)                               $       294,808
                                                                                   ---------------
                               Total Health Care Equipment & Services              $       294,808
--------------------------------------------------------------------------------------------------
                               BANKS -- 10.6%
                               Thrifts & Mortgage Finance -- 10.6%
     144,530          0.85     ACAS CLO 2007-1, Ltd., Floating Rate Note,
                               4/20/21 (144A)                                      $       143,059

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 19

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     300,373                   Access Point Funding I 2015-A LLC, 2.61%,
                               4/15/20 (144A)                                      $       299,810
     142,486          0.84     Accredited Mortgage Loan Trust 2005-2,
                               Floating Rate Note, 7/25/35                                 141,196
     280,419          1.16     Aegis Asset Backed Securities Trust Mortgage
                               Pass- Through Ctfs Series 2004-3, Floating
                               Rate Note, 9/25/34                                          279,060
      91,301          1.54     Aegis Asset Backed Securities Trust Mortgage
                               Pass- Through Ctfs Series 2004-3, Floating
                               Rate Note, 9/25/34                                           90,257
      80,038          0.81     Aegis Asset Backed Securities Trust Mortgage
                               Pass-Through Ctfs Ser 2005-4, Floating
                               Rate Note, 10/25/35                                          78,731
     665,000          1.78     American Homes 4 Rent 2014-SFR1, Floating
                               Rate Note, 6/17/31                                          636,727
     451,398          0.77     Ameriquest Mortgage Securities, Inc., Asset
                               Backed Pass-Through Ctfs Series 2005-R11,
                               Floating Rate Note, 1/25/36                                 442,479
      37,548          4.19     Ameriquest Mortgage Securities, Inc., Asset-
                               Backed Pass-Through Ctfs Series 03-AR3,
                               Floating Rate Note, 6/25/33                                  37,471
     157,517          1.10     Ameriquest Mortgage Securities, Inc., Asset-
                               Backed Pass-Through Ctfs Series 2005-R1,
                               Floating Rate Note, 3/25/35                                 157,207
     120,977          0.99     AMRESCO Residential Securities Corp Mortgage
                               Loan Trust 1997-3, Floating Rate Note, 9/25/27              117,012
     510,000                   Ascentium Equipment Receivables 2015-1 LLC,
                               3.24%, 1/10/22 (144A)                                       517,313
     393,170          3.95     Asset Backed Securities Corp Home Equity
                               Loan Trust Series 2003-HE1, Floating Rate
                               Note, 1/15/33                                               398,301
     387,961          1.16     Asset Backed Securities Corp Home Equity
                               Loan Trust Series 2004-HE6, Floating Rate
                               Note, 9/25/34                                               383,312
      47,701          1.14     Asset Backed Securities Corp Home Equity
                               Loan Trust Series 2005-HE3, Floating Rate
                               Note, 4/25/35                                                47,354
      41,002          0.64     Asset Backed Securities Corp Home Equity
                               Loan Trust Series AEG 2006-HE1, Floating Rate
                               Note, 1/25/36                                                39,851
     299,996                   Axis Equipment Finance Receivables III LLC,
                               3.41%, 4/20/20 (144A)                                       301,438
     500,000          0.77     Barclays Dryrock Issuance Trust, Floating Rate
                               Note, 3/16/20                                               499,513
     138,938          4.91     Bayview Financial Asset Trust 2003-A, Floating
                               Rate Note, 2/25/33 (144A)                                   139,618
     879,069          0.94     Bayview Financial Mortgage Pass-Through Trust
                               2005-C, Floating Rate Note, 6/28/44                         872,835

The accompanying notes are an integral part of these financial statements.

20 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     133,311          0.74     Bayview Financial Mortgage Pass-Through
                               Trust 2006-B, Floating Rate Note, 4/28/36           $       131,503
      18,680          0.71     Bayview Financial Mortgage Pass-Through
                               Trust 2006-B, Floating Rate Note, 4/28/36                    18,424
     355,194          0.89     Bayview Financial Mortgage Pass-Through
                               Trust Series 2005-B, Floating Rate
                               Note, 4/28/39                                               353,203
     185,235          3.72     Bayview Opportunity Master Fund IIA Trust
                               2012-4NPL Series III, Floating Rate Note,
                               2/28/35 (144A)                                              185,156
     185,780                   Bayview Opportunity Master Fund IIa Trust
                               2014-20NPL, 3.721%, 8/28/44
                               (Step) (144A) (f)                                           185,718
     347,544          0.94     Bear Stearns Asset Backed Securities I Trust
                               2005-FR1, Floating Rate Note, 6/25/35                       344,964
      32,080          1.64     Bear Stearns Asset Backed Securities Trust
                               2004-2, Floating Rate Note, 8/25/34                          32,089
     149,281          0.93     Bear Stearns Asset Backed Securities Trust
                               2006-SD2, Floating Rate Note, 6/25/36                       145,939
     166,132          1.44     Bear Stearns Structured Products Trust
                               2007-EMX1, Floating Rate Note, 3/25/37 (144A)               163,901
     540,000                   CarMax Auto Owner Trust 2013-3, 2.15%, 5/15/19              543,621
     769,488          0.62     Carrington Mortgage Loan Trust Series 2006-OPT1,
                               Floating Rate Note, 12/25/35                                747,444
     356,078          1.06     CDC Mortgage Capital Trust 2002-HE1,
                               Floating Rate Note, 1/25/33                                 331,475
      62,928          0.98     Chase Funding Trust Series 2003-3,
                               Floating Rate Note, 4/25/33                                  54,515
     186,013                   Chase Funding Trust Series 2003-6, 4.277%,
                               11/27/34 (Step)                                             189,384
     600,000                   Citibank Credit Card Issuance Trust, 1.02%, 2/22/19         599,944
     700,000                   Citibank Credit Card Issuance Trust, 1.32%, 9/7/18          701,456
     500,000          1.58     Citibank Credit Card Issuance Trust, Floating
                               Rate Note, 1/23/20                                          507,233
     352,254          0.64     Citigroup Mortgage Loan Trust 2006-SHL1,
                               Floating Rate Note, 11/27/45 (144A)                         340,586
      52,589          1.46     Citigroup Mortgage Loan Trust, Inc., Floating
                               Rate Note, 11/25/34                                          49,128
     296,290          1.18     Citigroup Mortgage Loan Trust, Inc., Floating
                               Rate Note, 5/25/35 (144A)                                   294,948
     170,000                   CNH Equipment Trust 2013-B, 0.99%, 11/15/18                 169,169
     700,000          2.28     Colony American Homes 2014-1, Floating
                               Rate Note, 5/19/31 (144A)                                   666,754
     683,443          1.93     Conseco Finance Home Equity Loan Trust
                               2002-C, Floating Rate Note, 4/15/32                         668,101
     309,623                   Consumer Credit Origination Loan Trust
                               2015-1, 2.82%, 3/15/21 (144A)                               309,706

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 21

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     129,395          0.62     Countrywide Asset-Backed Certificates, Floating
                               Rate Note, 10/25/34                                    $      126,313
      48,661          1.03     Countrywide Asset-Backed Certificates, Floating
                               Rate Note, 11/25/35                                            48,230
     346,796          4.79     Countrywide Asset-Backed Certificates, Floating
                               Rate Note, 12/25/35                                           352,413
     384,528          1.34     Countrywide Asset-Backed Certificates, Floating
                               Rate Note, 3/25/35                                            381,525
     461,887          1.54     Countrywide Asset-Backed Certificates, Floating
                               Rate Note, 9/25/34 (144A)                                     441,059
     123,451          0.71     Credit Suisse Mortgage Capital Certificates,
                               Floating Rate Note, 10/27/36 (144A)                           121,549
     500,000                   CRG Issuer 2015-1, 4.07%, 7/11/22 (144A)                      496,250
     245,457                   Diamond Resorts Owner Trust 2014-1, 2.54%,
                               5/20/27 (144A)                                                246,363
     750,000                   Direct Capital Funding V LLC, 4.83%,
                               11/20/20 (144A)                                               756,829
     520,947          3.47     Drug Royalty II LP 2, Floating Rate Note,
                               7/15/23 (144A)                                                527,040
      29,496                   DT Auto Owner Trust 2014-1, 2.64%,
                               10/15/19 (144A)                                                29,481
     225,895          1.34     Ellington Loan Acquisition Trust 2007-1,
                               Floating Rate Note, 5/26/37 (144A)                            223,714
     357,860          4.14     Equity One Mortgage Pass-Through Trust 2004-1,
                               Floating Rate Note, 4/25/34                                   360,247
     486,710          4.62     Equity One Mortgage Pass-Through Trust 2004-2,
                               Floating Rate Note, 7/25/34                                   491,772
      67,875                   Exeter Automobile Receivables Trust 2014-2,
                               1.06%, 8/15/18 (144A)                                          67,725
     173,439          0.74     FHLMC Structured Pass Through Securities,
                               Floating Rate Note, 12/25/29                                  169,963
      36,645          1.52     Fieldstone Mortgage Investment Trust Series
                               2005-1, Floating Rate Note, 3/25/35                            36,649
     184,075          1.94     First Franklin Mortgage Loan Trust 2002-FFA,
                               Floating Rate Note, 9/25/32                                   182,448
     332,954          1.74     First Franklin Mortgage Loan Trust 2003-FFC,
                               Floating Rate Note, 11/25/32                                  320,047
     268,360          0.95     First Franklin Mortgage Loan Trust 2005-FFH3,
                               Floating Rate Note, 9/25/35                                   267,071
      55,000                   First Investors Auto Owner Trust 2013-1, 1.81%,
                               10/15/18 (144A)                                                54,975
     300,000                   First Investors Auto Owner Trust 2013-3, 2.32%,
                               10/15/19 (144A)                                               300,142
     700,000                   Flagship Credit Auto Trust 2013-1, 5.38%,
                               7/15/20 (144A)                                                689,776
      29,657          0.86     Foothill CLO, Ltd., Floating Rate Note, 2/22/21 (144A)         29,542
     100,000                   Ford Credit Auto Owner Trust 2013-D, 1.54%, 3/15/19           100,144

The accompanying notes are an integral part of these financial statements.

22 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
   1,065,000                   Ford Credit Floorplan Master Owner Trust A,
                               1.92%, 1/15/19                                      $     1,069,460
     553,000          2.47     Four Corners CLO II, Ltd., Floating Rate Note,
                               1/26/20 (144A)                                              515,824
     198,965          0.86     Gale Force 3 CLO, Ltd., Floating Rate Note,
                               4/19/21 (144A)                                              194,678
     218,139                   GCAT 2015-1 LLC, 3.625%, 5/26/20 (Step) (144A)              215,866
     358,231                   GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                      351,066
     702,589                   GMAT 2013-1 Trust, 3.9669%, 8/25/53 (Step)                  701,506
     905,919                   GMAT 2015-1 Trust, 4.25%, 9/25/20 (Step) (144A)             900,936
     620,173                   GO Financial Auto Securitization Trust 2015-2,
                               3.27%, 11/15/18 (144A)                                      616,280
     300,000                   Green Tree Agency Advance Funding Trust I
                               Series 2015-T1, 2.3019%, 10/15/46 (144A)                    299,532
      53,730          1.22     GSAA Trust, Floating Rate Note, 6/25/35                      53,645
     265,838          0.87     GSAA Trust, Floating Rate Note, 6/25/35                     247,950
      91,217          1.19     GSAMP Trust 2005-HE1, Floating Rate
                               Note, 12/25/34                                               89,988
     202,433          0.74     GSAMP Trust 2006-SEA1, Floating Rate Note,
                               5/25/36 (144A)                                              200,815
     203,972          1.79     GSRPM Mortgage Loan Trust 2003-2, Floating
                               Rate Note, 6/25/33                                          195,750
     133,148          0.74     GSRPM Mortgage Loan Trust 2006-1, Floating
                               Rate Note, 3/25/35 (144A)                                   130,450
     123,565          0.74     GSRPM Mortgage Loan Trust 2006-2, Floating
                               Rate Note, 9/25/36 (144A)                                   117,166
      36,226          0.61     Home Equity Asset Trust 2006-4, Floating Rate
                               Note, 8/25/36                                                35,654
     190,210          0.55     Home Equity Asset Trust 2006-8, Floating Rate
                               Note, 3/25/37                                               188,789
     194,487                   Home Equity Mortgage Trust, 5.821%,
                               4/25/35 (Step)                                              197,690
      56,224                   Home Loan Trust 2003-HI1, 5.77%, 4/25/28 (Step)              57,154
     590,941          1.17     HomeBanc Mortgage Trust 2004-2, Floating
                               Rate Note, 12/25/34                                         550,669
      45,229          1.36     Homestar Mortgage Acceptance Corp., Floating
                               Rate Note, 1/25/35                                           45,186
     786,088          0.67     HSBC Home Equity Loan Trust USA 2006-3,
                               Floating Rate Note, 3/20/36                                 779,198
     500,000                   Hyundai Auto Receivables Trust 2014-B,
                               2.1%, 11/15/19                                              497,025
     866,799          1.30     Impac Secured Assets CMN Owner Trust, Floating
                               Rate Note, 2/25/35                                          845,586
     750,000          2.28     Invitation Homes 2013-SFR1 Trust, Floating Rate
                               Note, 12/19/30 (144A)                                       703,941
     600,000          2.03     Invitation Homes 2014-SFR2 Trust, Floating Rate
                               Note, 9/18/31 (144A)                                        576,772

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 23

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     171,290          0.85     Inwood Park CDO, Ltd., Floating Rate Note,
                               1/20/21 (144A)                                      $       170,785
      30,691                   Irwin Home Equity Loan Trust 2005-1, 5.32%,
                               6/25/35 (Step)                                               30,459
     357,176          1.94     Irwin Whole Loan Home Equity Trust 2003-C, Floating
                               Rate Note, 6/25/28                                          352,345
     190,267          3.44     Irwin Whole Loan Home Equity Trust 2003-C, Floating
                               Rate Note, 6/25/28                                          190,040
     113,882          4.94     Irwin Whole Loan Home Equity Trust 2003-D, Floating
                               Rate Note, 11/25/28                                         113,407
     617,296          1.13     Irwin Whole Loan Home Equity Trust 2005-B, Floating
                               Rate Note, 12/25/29                                         601,718
      21,870          1.12     IXIS Real Estate Capital Trust 2005-HE4, Floating
                               Rate Note, 2/25/36                                           21,608
      97,289          0.59     JP Morgan Mortgage Acquisition Trust 2006-ACC1,
                               Floating Rate Note, 5/25/36                                  96,835
     375,000          2.07     KKR Financial CLO 2007-1, Ltd., Floating Rate Note,
                               5/15/21 (144A)                                              371,950
     196,963                   Leaf Receivables Funding 8 LLC, 2.67%,
                               9/15/20 (144A)                                              197,111
     585,009          0.88     Lehman ABS Manufactured Housing Contract Trust
                               2002-A, Floating Rate Note, 6/15/33                         571,583
     312,791                   Marriott Vacation Club Owner Trust 2012-1, 3.5%,
                               5/20/30 (144A)                                              318,795
     174,128          1.36     Morgan Stanley ABS Capital I Inc Trust 2004-SD3,
                               Floating Rate Note, 6/25/34 (144A)                          174,249
     228,817          1.06     Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2,
                               Floating Rate Note, 3/25/35                                 227,469
     512,893          1.08     Morgan Stanley Home Equity Loan Trust 2005-4,
                               Floating Rate Note, 9/25/35                                 502,740
     528,517                   MVW Owner Trust 2014-1, 2.7%, 9/22/31 (144A)                529,312
     474,507                   Nations Equipment Finance Funding II LLC, 3.276%,
                               1/22/19 (144A)                                              469,073
     500,000                   Nations Equipment Finance Funding III LLC, 3.61%,
                               2/20/21 (144A)                                              499,414
     500,000                   Navitas Equipment Receivables LLC 2015-1, 3.4%,
                               11/15/18 (144A)                                             498,190
     334,713          1.13     New Century Home Equity Loan Trust 2005-1,
                               Floating Rate Note, 3/25/35                                 332,323
     130,281          4.56     New Century Home Equity Loan Trust, Floating
                               Rate Note, 8/25/34                                          131,978
     560,000          2.01     NovaStar Mortgage Funding Trust Series 2004-3,
                               Floating Rate Note, 12/25/34                                528,360
   1,457,000          2.09     NovaStar Mortgage Funding Trust Series 2004-4,
                               Floating Rate Note, 3/25/35                               1,438,472
       5,753          1.52     NovaStar Mortgage Funding Trust Series 2004-4,
                               Floating Rate Note, 3/25/35                                   5,754

The accompanying notes are an integral part of these financial statements.

24 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     800,000                   Ocwen Master Advance Receivables Trust, 2.532%,
                               11/15/46 (144A)                                     $       798,125
     272,257          0.70     Option One Mortgage Loan Trust 2005-4 Asset-
                               Backed Certificates Series 2005-4, Floating Rate
                               Note, 11/25/35                                              270,088
     103,851          1.56     Option One Woodbridge Loan Trust 2002-1, Floating
                               Rate Note, 3/25/32 (144A)                                   103,145
     182,112                   Orange Lake Timeshare Trust 2012-A, 4.87%,
                               3/10/27 (144A)                                              187,403
     543,892          1.56     Park Place Securities Inc Asset-Backed Pass-
                               Through Certificates Series 2004-MHQ, Floating
                               Rate Note, 12/25/34                                         542,888
     308,427          0.81     Park Place Securities, Inc. Asset-Backed Pass-
                               Through Certificates Series 2005-WHQ4, Floating
                               Rate Note, 9/25/35                                          306,813
     575,000          1.03     PFS Financing Corp., Floating Rate Note,
                               2/15/19 (144A)                                              571,959
     750,000          2.18     PFS Financing Corp., Floating Rate Note,
                               2/18/20 (144A)                                              750,000
     387,522                   Popular ABS Mortgage Pass-Through Trust
                               2004-4, 4.70838%, 9/25/34 (Step)                            363,934
     750,000                   Pretium Mortgage Credit Partners LLC, 4.375%,
                               2/27/31 (Step) (144A)                                       750,000
   1,370,000                   Progreso Receivables Funding II LLC, 3.5%,
                               7/8/19 (144A)                                             1,371,939
     350,000                   Progreso Receivables Funding IV LLC, 3.0%,
                               7/8/20 (144A)                                               347,780
   1,000,000          2.68     Progress Residential 2014-SFR1 Trust, Floating
                               Rate Note, 10/17/31 (144A)                                  953,841
     652,014                   PURCHASING POWER FUNDING 2015-A LLC,
                               3.5%, 12/15/19 (144A)                                       652,014
     657,596          1.10     Quest Trust REMICS, Floating Rate Note,
                               3/25/34 (144A)                                              638,804
     148,207          1.39     RAAC Series 2005-RP1 Trust, Floating Rate
                               Note, 7/25/37 (144A)                                        146,992
     264,052          0.69     RAAC Series 2006-RP2 Trust, Floating Rate
                               Note, 2/25/37 (144A)                                        260,556
     183,409          5.06     RAMP Series 2003-RS9 Trust, Floating Rate
                               Note, 10/25/33                                              180,343
     174,848          1.36     RAMP Series 2004-RS11 Trust, Floating Rate
                               Note, 11/25/34                                              173,216
      30,239          0.94     RAMP Series 2005-RS6 Trust, Floating Rate
                               Note, 6/25/35                                                30,171
     325,414                   RBSHD 2013-1 Trust, 4.6853%,
                               10/25/47 (Step) (144A)                                      325,509
      89,435          2.68     RFSC Series 2004-RP1 Trust, Floating Rate
                               Note, 11/25/42                                               88,242

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 25

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     251,030          1.25     SASCO Mortgage Loan Trust 2005-GEL1, Floating
                               Rate Note, 12/25/34                                 $       244,666
      24,767          0.99     SASCO Mortgage Loan Trust 2005-GEL2, Floating
                               Rate Note, 4/25/35                                           24,707
     287,330          0.90     Saxon Asset Securities Trust 2005-3, Floating
                               Rate Note, 11/25/35                                         283,064
     227,978          0.67     Saxon Asset Securities Trust 2005-4, Floating Rate
                               Note, 11/25/37                                              227,057
     750,000          2.48     Silver Bay Realty 2014-1 Trust, Floating Rate
                               Note, 9/18/31 (144A)                                        711,181
     447,036                   Skopos Auto Receivables Trust 2015-2, 3.55%,
                               2/17/20 (144A)                                              446,517
     450,000                   SNAAC Auto Receivables Trust 2013-1, 4.56%,
                               4/15/20 (144A)                                              451,703
     153,120          0.70     Soundview Home Loan Trust 2005-OPT4, Floating
                               Rate Note, 12/25/35                                         150,304
     790,207          0.74     Specialty Underwriting & Residential Finance Trust
                               Series 2006-BC1, Floating Rate Note, 12/25/36               764,557
     566,328                   SpringCastle America Funding LLC, 2.7%,
                               5/25/23 (144A)                                              563,937
   1,000,000                   Springleaf Funding Trust 2014-A, 2.41%,
                               12/15/22 (144A)                                             998,362
     326,604                   STORE Master Funding LLC, 5.77%, 8/20/42 (144A)             343,460
     420,433          1.15     Structured Asset Investment Loan Trust 2005-6,
                               Floating Rate Note, 7/25/35                                 419,158
     404,155                   Sunset Mortgage Loan Co 2014-NPL2 LLC, 3.721%,
                               11/16/44 (Step) (144A)                                      401,972
     576,090                   SVO 2012-A VOI Mortgage LLC, 2.0%, 9/20/29 (144A)           569,754
     693,910          1.73     SWAY Residential 2014-1 Trust, Floating Rate Note,
                               1/20/32 (144A)                                              675,046
     163,213          1.38     Terwin Mortgage Trust Series TMTS 2003-8HE,
                               Floating Rate Note, 12/25/34                                158,500
      76,444          0.89     Terwin Mortgage Trust Series TMTS 2005-10HE,
                               Floating Rate Note, 6/25/36                                  76,206
      96,810                   Terwin Mortgage Trust Series TMTS 2005-14HE,
                               4.8492%, 8/25/36 (Step)                                      99,122
     300,000                   Tidewater Auto Receivables Trust 2016-A, 2.3%,
                               9/15/19 (144A)                                              299,978
     623,283                   Toyota Auto Receivables 2014-A Owner Trust,
                               0.67%, 12/15/17                                             622,630
     250,000          1.68     Trade MAPS 1, Ltd., Floating Rate Note,
                               12/10/18 (144A)                                             247,068
     400,000          1.38     Trafigura Securitisation Finance Plc. 2014-1,
                               Floating Rate Note, 4/16/18 (144A)                          394,518
     748,725                   U.S. Residential Opportunity Fund IV Trust 2015-1,
                               3.7213%, 2/27/35 (144A)                                     745,386


The accompanying notes are an integral part of these financial statements.

26 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     500,000                   United Auto Credit Securitization Trust 2016-1,
                               3.55%, 8/15/19 (144A)                               $       498,205
     505,581                   US Residential Opportunity Fund III Trust 2015-1,
                               3.7213%, 1/29/35 (144A)                                     501,621
     297,016                   VOLT XIX LLC, 3.875%, 4/26/55 (Step)                        297,153
     341,672                   VOLT XXV LLC, 3.5%, 6/26/45 (Step) (144A)                   336,204
     574,708                   VOLT XXXIII LLC, 3.5%, 3/25/55 (Step) (144A)                564,740
   1,264,208                   VOLT XXXIX LLC, 4.125%, 10/25/45 (Step) (144A)            1,257,980
     434,501                   VOLT XXXVI LLC, 3.625%, 7/25/45 (Step) (144A)               429,339
     371,478                   VOLT XXXVII LLC, 3.625%, 7/25/45 (Step) (144A)              367,317
   1,053,345                   VOLT XXXVIII LLC, 3.875%, 9/25/45 (Step) (144A)           1,040,085
       4,461          1.17     Wachovia Mortgage Loan Trust Series 2005-WMC1,
                               Floating Rate Note, 10/25/35                                  4,459
      20,312          0.82     Wells Fargo Home Equity Asset-Backed Securities
                               2005-3 Trust, Floating Rate Note, 12/25/35                   20,212
     600,000                   Westlake Automobile Receivables Trust 2016-1,
                               3.29%, 9/15/21 (144A)                                       599,880
                                                                                   ---------------
                                                                                   $    64,580,528
                                                                                   ---------------
                               Total Banks                                         $    64,580,528
--------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 2.7%
                               Other Diversified Financial Services -- 1.4%
     534,396          0.63     321 Henderson Receivables I LLC, Floating Rate
                               Note, 6/15/41 (144A)                                $       516,586
     700,000                   American Credit Acceptance Receivables Trust
                               2014-1, 5.2%, 4/12/21 (144A)                                704,827
     750,000                   American Credit Acceptance Receivables Trust
                               2014-2, 4.96%, 5/10/21 (144A)                               756,709
       1,683                   Ascentium Equipment Receivables 2014-1 LLC,
                               1.04%, 1/10/17 (144A)                                         1,683
     700,000                   Ascentium Equipment Receivables 2014-1 LLC,
                               3.1%, 6/10/21 (144A)                                        699,549
     399,955                   AXIS Equipment Finance Receivables II LLC,
                               3.81%, 12/20/16                                             402,773
     699,922                   AXIS Equipment Finance Receivables II LLC,
                               4.94%, 7/20/18 (144A)                                       711,204
      37,501                   CNH Equipment Trust 2013-A, 0.69%, 6/15/18                   37,482
     525,000          1.03     CNH Wholesale Master Note Trust, Floating Rate
                               Note, 8/15/19 (144A)                                        524,468
     600,000          2.33     Colony American Homes 2014-2, Floating Rate
                               Note, 7/19/31 (144A)                                        568,455
     262,087                   Diamond Resorts Owner Trust 2013-2, 2.62%,
                               5/20/26 (144A)                                              260,894
     640,159                   FNA 2015-1 Trust, 3.24%, 12/10/23 (144A)                    639,082
       1,029          1.11     Mastr Asset Backed Securities Trust 2005-WMC1,
                               Floating Rate Note, 3/25/35                                   1,029

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 27

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Other Diversified Financial Services -- (continued)
     403,488          0.67     Mastr Asset Backed Securities Trust 2006-AB1 REMICS,
                               Floating Rate Note, 2/25/36                         $       400,347
      30,658          0.63     Mastr Asset Backed Securities Trust 2006-NC1,
                               Floating Rate Note, 1/25/36                                  30,561
     229,736          0.74     Mastr Specialized Loan Trust, Floating Rate Note,
                               1/25/36 (144A)                                              222,902
     650,000                   Navitas Equipment Receivables LLC 2013-1,
                               3.63%, 2/15/17                                              650,619
     264,692                   PFS Tax Lien Trust 2014-1, 1.44%, 5/15/29                   263,732
     239,198                   Sierra Timeshare 2012-2 Receivables Funding LLC,
                               2.38%, 3/20/29 (144A)                                       239,437
     278,564                   Sierra Timeshare 2012-3 Receivables Funding LLC,
                               1.87%, 8/20/29 (144A)                                       277,419
     107,334                   Sierra Timeshare 2013-1 Receivables Funding LLC,
                               2.39%, 11/20/29 (144A)                                      106,894
      95,058                   Sierra Timeshare 2013-2 Receivables Funding LLC,
                               2.92%, 11/20/25 (144A)                                       95,461
     213,880                   Sierra Timeshare 2013-2 Receivables Funding LLC,
                               4.75%, 11/20/25 (144A)                                      214,847
     221,331                   TAL Advantage V LLC, 1.7%, 5/20/39 (144A)                   218,401
                                                                                   ---------------
                                                                                   $     8,545,361
--------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.0%+
     206,071                   Alterna Funding I LLC, 1.639%, 2/15/21 (144A)       $       204,140
--------------------------------------------------------------------------------------------------
                               Consumer Finance -- 1.0%
      21,134                   American Credit Acceptance Receivables Trust
                               2014-3, 0.99%, 8/10/18 (144A)                       $        21,131
     760,000          1.23     American Express Credit Account Secured Note Trust
                               2012-4, Floating Rate Note, 5/15/20 (144A)                  758,970
     500,000                   AmeriCredit Automobile Receivables Trust 2012-4,
                               3.82%, 2/10/20 (144A)                                       506,112
     550,000                   AmeriCredit Automobile Receivables Trust 2013-4,
                               3.31%, 10/8/19                                              561,073
      12,837          0.71     AmeriCredit Automobile Receivables Trust 2014-2,
                               Floating Rate Note, 10/10/17                                 12,835
     125,000                   Capital Auto Receivables Asset Trust 2013-1,
                               2.19%, 9/20/21                                              124,939
     300,000          0.61     Capital One Multi-Asset Execution Trust, Floating
                               Rate Note, 2/15/19                                          300,009
     207,495                   CPS Auto Receivables Trust 2013-A, 1.89%,
                               6/15/20 (144A)                                              205,706
      54,749                   CPS Auto Receivables Trust 2013-B, 1.82%,
                               9/15/20 (144A)                                               54,629
      53,843                   CPS Auto Receivables Trust 2014-A, 1.21%,
                               8/15/18 (144A)                                               53,634
     578,967                   Credit Acceptance Auto Loan Trust 2013-2, 1.5%,
                               4/15/21 (144A)                                              578,479

The accompanying notes are an integral part of these financial statements.

28 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Consumer Finance -- (continued)
   1,000,000                   Credit Acceptance Auto Loan Trust 2014-2, 2.67%,
                               9/15/22 (144A)                                      $     1,002,283
     750,000                   Dell Equipment Finance Trust 2014-1, 2.68%,
                               6/22/20 (144A)                                              747,250
     200,000                   First Investors Auto Owner Trust 2013-1, 2.02%,
                               1/15/19 (144A)                                              198,894
     147,987                   First Investors Auto Owner Trust 2013-2, 1.23%,
                               3/15/19 (144A)                                              147,801
      32,439                   Honda Auto Receivables 2013-2 Owner Trust,
                               0.53%, 2/16/17                                               32,425
      75,288                   Santander Drive Auto Receivables Trust 2012-5,
                               2.7%, 8/15/18                                                75,595
     700,000                   United Auto Credit Securitization Trust 2014-1,
                               2.38%, 10/15/18 (144A)                                      694,526
                                                                                   ---------------
                                                                                   $     6,076,291
--------------------------------------------------------------------------------------------------
                               Asset Management & Custody Banks -- 0.2%
      60,879                   Horizon Funding Trust 2013-1, 3.0%, 5/15/18 (144A)  $        60,650
     810,754                   Newstar Commercial Lease Funding 2015-1 LLC,
                               3.27%, 4/15/19 (144A)                                       807,326
                                                                                   ---------------
                                                                                   $       867,976
--------------------------------------------------------------------------------------------------
                               Investment Banking & Brokerage -- 0.1%
     462,731          0.85     Chesapeake Funding LLC, Floating Rate Note, 3/7/26  $       461,310
      25,050          0.88     Chesapeake Funding LLC, Floating Rate Note,
                               5/7/24 (144A)                                                25,048
     250,000          2.28     Chesapeake Funding LLC, Floating Rate Note,
                               5/7/24 (144A)                                               250,008
                                                                                   ---------------
                                                                                   $       736,366
                                                                                   ---------------
                               Total Diversified Financials                        $    16,430,134
--------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 0.2%
                               Specialized REIT -- 0.1%
     475,063                   Hilton Grand Vacations Trust 2014-A, 2.07%,
                               11/25/26 (144A)                                     $       467,519
--------------------------------------------------------------------------------------------------
                               Real Estate Services -- 0.1%
     400,000          3.72     Home Partners of America 2016-1 Trust, Floating
                               Rate Note, 3/18/33 (144A)                           $       398,412
      82,007          0.63     HSI Asset Securitization Corp. Trust 2006-OPT1,
                               Floating Rate Note, 12/25/35                                 80,658
                                                                                   ---------------
                                                                                   $       479,070
                                                                                   ---------------
                               Total Real Estate                                   $       946,589
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 29

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               UTILITIES -- 0.0%+
                               Independent Power Producers & Energy
                               Traders -- 0.0%
     273,670                   Centerpoint Energy Transition Bond Co. II LLC,
                               5.17%, 8/1/19                                       $       281,939
                                                                                   ---------------
                               Total Utilities                                     $       281,939
--------------------------------------------------------------------------------------------------
                               GOVERNMENT -- 0.2%
                               Government -- 0.2%
     684,816          2.44     Fannie Mae Connecticut Avenue Securities, Floating
                               Rate Note, 10/25/23                                 $       688,620
     183,317                   Federal Home Loan Banks, 2.9%, 4/20/17                      186,586
     382,077          1.88     Freddie Mac Structured Agency Credit Risk Debt
                               Notes, Floating Rate Note, 11/25/23                         381,182
                                                                                   ---------------
                                                                                   $     1,256,388
                                                                                   ---------------
                               Total Government                                    $     1,256,388
--------------------------------------------------------------------------------------------------
                               TOTAL ASSET BACKED SECURITIES
                               (Cost $87,778,096)                                  $    87,376,504
--------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE
                               OBLIGATIONS -- 31.3%
                               CONSUMER SERVICES -- 0.1%
                               Hotels, Resorts & Cruise Lines -- 0.1%
     421,240                   Welk Resorts 2013-A LLC, 3.1%, 3/15/29 (144A)       $       423,011
                                                                                   ---------------
                               Total Consumer Services                             $       423,011
--------------------------------------------------------------------------------------------------
                               BANKS -- 19.7%
                               Thrifts & Mortgage Finance -- 19.7%
      46,431                   A10 Securitization 2013-1 LLC, 2.4%,
                               11/17/25 (144A)                                     $        46,434
     515,952                   A10 Term Asset Financing 2013-2 LLC, 2.62%,
                               11/15/27 (144A)                                             504,371
     630,297          1.27     Aberdeen Loan Funding, Ltd., Floating Rate Note,
                               11/1/18 (144A)                                              623,541
     700,000          1.88     ACRE Commercial Mortgage Trust 2014-FL2, Floating
                               Rate Note, 8/15/31 (144A)                                   685,103
     220,009          0.72     Adjustable Rate Mortgage Trust 2005-5, Floating
                               Rate Note, 9/25/35                                          204,197
      83,992          0.89     Alternative Loan Trust 2003-14T1, Floating Rate
                               Note, 8/25/18                                                72,967
     276,972          1.02     Alternative Loan Trust 2004-6CB, Floating Rate
                               Note, 4/25/34                                               264,774
     500,000          2.18     Arbor Realty Collateralized Loan Obligation
                               2015-FL1, Ltd., Floating Rate Note, 3/17/25 (144A)          485,000
     800,000          2.63     BAMLL Commercial Mortgage Securities Trust
                               2014-FL1, Floating Rate Note, 12/17/31 (144A)               779,432
     580,000          1.53     BAMLL Commercial Mortgage Securities Trust
                               2014-ICTS, Floating Rate Note, 6/15/28 (144A) (f)           578,246

The accompanying notes are an integral part of these financial statements.

30 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     930,000          3.03     BAMLL Commercial Mortgage Securities Trust
                               2014-INLD REMICS, Floating Rate Note,
                               12/17/29 (144A)                                     $       899,413
     775,000          2.95     BAMLL Commercial Mortgage Securities Trust
                               2014-INLD, Floating Rate Note, 12/17/29 (144A)              687,478
     800,000          5.37     BAMLL Re-REMIC Trust 2014-FRR5, Floating Rate
                               Note, 3/29/45 (144A)                                        772,462
     950,000          2.68     BAMLL Re-REMIC Trust 2014-FRR7, Floating Rate
                               Note, 10/26/44 (144A)                                       926,829
      24,470          0.89     Banc of America Alternative Loan Trust 2003-10,
                               Floating Rate Note, 12/25/33                                 24,382
     448,787          5.46     Banc of America Commercial Mortgage Trust 2006-1,
                               Floating Rate Note, 9/10/45                                 448,671
     381,164          0.74     Banc of America Funding 2005-A Trust, Floating
                               Rate Note, 2/20/35                                          364,962
     221,368          2.75     Banc of America Mortgage 2003-F Trust, Floating
                               Rate Note, 7/25/33                                          220,828
     366,341          2.72     Banc of America Mortgage 2004-D Trust, Floating
                               Rate Note, 5/25/34                                          362,495
     529,052          2.03     BBCMS Trust 2014-BXO REMICS, Floating Rate
                               Note, 8/16/27 (144A)                                        528,266
     750,000          2.43     BBCMS Trust 2015-SLP, Floating Rate Note,
                               2/15/28 (144A)                                              714,143
     393,839          2.98     BCAP LLC 2009-RR13-I Trust, Floating Rate Note,
                               9/26/35 (144A)                                              396,999
     288,095          2.60     BCAP LLC 2013-RR3 Trust, Floating Rate Note,
                               5/28/36 (144A)                                              288,194
     249,398          3.12     BCAP LLC 2013-RR7 Trust, Floating Rate Note,
                               12/27/34 (144A)                                             254,777
     271,902          1.28     Bear Stearns ALT-A Trust 2004-11, Floating Rate
                               Note, 11/25/34                                              262,920
     805,736          1.14     Bear Stearns ALT-A Trust 2004-12, Floating Rate
                               Note, 1/25/35                                               776,060
     286,951          1.28     Bear Stearns ALT-A Trust 2004-12, Floating Rate
                               Note, 1/25/35                                               268,400
     827,342          1.28     Bear Stearns ALT-A Trust 2004-12, Floating Rate
                               Note, 1/25/35                                               776,578
     485,818          1.14     Bear Stearns ALT-A Trust 2004-12, Floating Rate
                               Note, 1/25/35                                               474,544
      98,606          1.18     Bear Stearns ALT-A Trust 2004-13, Floating Rate
                               Note, 11/25/34                                               95,924
     649,915          1.04     Bear Stearns ALT-A Trust 2004-4, Floating Rate
                               Note, 6/25/34                                               614,413
     195,348          0.94     Bear Stearns ALT-A Trust 2005-2, Floating Rate
                               Note, 3/25/35                                               189,463
     225,544          2.66     Bear Stearns ARM Trust 2003-3, Floating Rate
                               Note, 5/25/33                                               223,995

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 31

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
      78,020          2.98     Bear Stearns ARM Trust 2004-10 REMICS,
                               Floating Rate Note, 1/25/35                         $        75,811
      62,183          2.94     Bear Stearns ARM Trust 2004-3, Floating Rate
                               Note, 7/25/34                                                59,797
     531,725          5.21     Bear Stearns Commercial Mortgage Securities
                               Trust 2005-PWR7, Floating Rate Note, 2/11/41                531,492
     100,417          4.99     Bear Stearns Commercial Mortgage Securities Trust
                               2005-PWR9, Floating Rate Note, 9/11/42                      100,546
     362,263          5.74     Bear Stearns Commercial Mortgage Securities Trust
                               2006-PWR12, Floating Rate Note, 9/11/38                     362,507
      84,035          2.78     Bear Stearns Mortgage Securities, Inc., Floating
                               Rate Note, 6/25/30                                           84,743
     256,443          1.13     Bella Vista Mortgage Trust 2004-1, Floating Rate
                               Note, 11/20/34                                              225,081
     900,000          2.38     BHMS 2014-ATLS Mortgage Trust REMICS, Floating
                               Rate Note, 7/8/33 (144A)                                    877,542
   1,610,000          1.78     BLCP Hotel Trust, Floating Rate Note, 8/15/29 (144A)      1,546,855
   1,100,000          2.18     Boca Hotel Portfolio Trust 2013-BOCA, Floating
                               Rate Note, 8/17/26 (144A)                                 1,096,394
     800,000          3.28     BXHTL 2015-JWRZ Mortgage Trust, Floating Rate
                               Note, 5/15/29 (144A)                                        766,314
     500,000          3.01     Carefree Portfolio Trust 2014-CARE, Floating Rate
                               Note, 11/15/29 (144A)                                       467,638
   1,340,000          2.93     CDGJ Commercial Mortgage Trust 2014-BXCH,
                               Floating Rate Note, 12/15/27 (144A)                       1,297,290
     348,140                   Cendant Mortgage Corp., 6.25%, 3/25/32 (144A)               362,972
   1,000,000                   Cent CLO, 2.52%, 8/1/24 (144A)                            1,002,957
     800,000          2.58     CFCRE 2015-RUM Mortgage Trust, Floating
                               Rate Note, 7/15/30 (144A)                                   769,584
     765,000          5.03     CFCRE 2015-RUM Mortgage Trust, Floating Rate
                               Note, 7/15/30 (144A)                                        725,630
     310,000          1.63     CGBAM Commercial Mortgage Trust 2014-HD,
                               Floating Rate Note, 2/18/31 (144A)                          304,912
     100,000          1.38     CG-CCRE Commercial Mortgage Trust 2014-FL1,
                               Floating Rate Note, 6/16/31 (144A)                           99,751
   1,720,000          2.33     CGWF Commercial Mortgage Trust 2013-RKWH
                               REMICS, Floating Rate Note, 11/15/30 (144A)               1,717,162
         511                   Chase Mortgage Finance Trust Series 2005-S1,
                               5.5%, 5/25/35                                                   511
     163,854          2.58     CHL Mortgage Pass-Through Trust 2004-14, Floating
                               Rate Note, 8/25/34                                          157,194
      53,781                   Citicorp Mortgage Securities REMIC Pass-Through
                               Certificates Trust Series 2005-4, 5.0%, 7/25/20              55,271
     241,051                   Citicorp Mortgage Securities REMIC Pass-Through
                               Certificates Trust Series 2005-7, 5.0%, 10/25/35            243,808
     300,000          3.73     Citigroup Commercial Mortgage Trust 2015-SHP2,
                               Floating Rate Note, 7/15/27 (144A)                          287,456

The accompanying notes are an integral part of these financial statements.

32 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
   1,500,000          2.53     Citigroup Commercial Mortgage Trust 2015-SSHP
                               REMICS, Floating Rate Note, 9/15/27 (144A)          $     1,458,129
     360,148                   Citigroup Mortgage Loan Trust 2010-4 REMICS,
                               5.0%, 10/25/35 (144A)                                       369,431
      32,502                   Citigroup Mortgage Loan Trust, Inc., 7.0%, 11/25/19          32,196
       3,725          5.50     Citigroup Mortgage Loan Trust, Inc., Floating Rate
                               Note, 10/25/35                                                  283
     168,517          2.59     Citigroup Mortgage Loan Trust, Inc., Floating Rate
                               Note, 3/26/35                                               133,182
     270,945          1.04     CNL Commercial Mortgage Loan Trust 2002-1,
                               Floating Rate Note, 10/25/28 (144A)                         256,043
     500,000          2.38     Colony Mortgage Capital Series 2015-FL3, Ltd.,
                               Floating Rate Note, 9/5/32 (144A)                           499,350
   1,410,000          2.58     COMM 2014-FL5 Mortgage Trust, Floating Rate
                               Note, 10/17/31 (144A)                                     1,394,462
   1,630,000          2.07     COMM 2014-KYO Mortgage Trust, Floating Rate
                               Note, 6/11/27 (144A)                                      1,561,629
     400,000          1.23     COMM 2014-PAT Mortgage Trust REMICS, Floating
                               Rate Note, 8/13/27 (144A)                                   387,996
     820,000          2.02     COMM 2014-PAT Mortgage Trust, Floating Rate
                               Note, 8/13/27 (144A)                                        784,740
   1,110,000          2.18     COMM 2014-SAVA Mortgage Trust, Floating Rate
                               Note, 6/15/34 (144A)                                      1,079,902
   1,850,000          2.02     COMM 2014-TWC Mortgage Trust, Floating Rate
                               Note, 2/13/32 (144A)                                      1,794,230
     950,000          6.01     Credit Suisse Commercial Mortgage Trust Series
                               2006-C3 REMICS, Floating Rate Note, 6/15/38                 954,829
     873,936                   Credit Suisse Commercial Mortgage Trust Series
                               2007-C1, 5.361%, 2/15/40                                    889,986
     172,838                   Credit Suisse First Boston Mortgage Securities
                               Corp., 4.877%, 4/15/37                                      154,545
      30,720                   Credit Suisse First Boston Mortgage Securities
                               Corp., 5.5%, 6/25/33                                         31,062
     243,952                   Credit Suisse First Boston Mortgage Securities
                               Corp., 7.5%, 5/25/32                                        258,839
     433,027          0.71     Credit Suisse First Boston Mortgage Securities,
                               05-6, Floating Rate Note, 7/25/35                           420,950
     260,776          2.88     Credit Suisse Mortgage Capital Certificates REMICS,
                               Floating Rate Note, 7/27/36 (144A)                          260,804
      31,136                   CSFB Mortgage-Backed Trust Series 2004-7,
                               5.25%, 10/25/19                                              31,438
     400,000          2.68     CSMC 2015-TWNI Trust, Floating Rate Note,
                               3/15/28 (144A)                                              382,534
     900,000          2.28     CSMC Trust 2015-DEAL, Floating Rate Note,
                               4/16/29 (144A)                                              861,160
     750,000          3.28     CSMC Trust 2015-SAND, Floating Rate Note,
                               8/15/30 (144A)                                              699,636

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 33

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
   1,150,000          5.13     CSMC Trust 2015-SAND, Floating Rate Note,
                               8/15/30 (144A)                                      $     1,080,432
     540,000          2.03     EQTY 2014-INNS Mortgage Trust REMICS, Floating
                               Rate Note, 5/8/31 (144A)                                    515,376
   1,020,000          1.63     EQTY 2014-INNS Mortgage Trust, Floating Rate
                               Note, 5/8/31 (144A)                                         979,238
      55,384          2.77     First Horizon Mortgage Pass-Through Trust 2004-AR1,
                               Floating Rate Note, 2/25/34                                  54,340
     465,693          1.73     GAHR Commercial Mortgage Trust 2015-NRF, Floating
                               Rate Note, 12/15/16 (144A)                                  461,238
     750,000          2.02     Gale Force 3 Clo, Ltd., Floating Rate Note,
                               4/19/21 (144A)                                              653,976
     184,639                   Global Mortgage Securitization, Ltd., 5.25%, 4/25/32        178,193
     650,999          0.71     Global Mortgage Securitization, Ltd., Floating Rate
                               Note, 4/25/32                                               621,619
     197,319          3.00     GMACM Mortgage Loan Trust 2004-AR1, Floating
                               Rate Note, 6/25/34                                          186,362
   1,000,000          1.73     GP Portfolio Trust 2014-GGP, Floating Rate Note,
                               2/16/27 (144A)                                              974,117
     880,054          5.99     GS Mortgage Securities Trust 2007-GG10 REMICS,
                               Floating Rate Note, 8/10/45                                 904,257
     495,000          2.18     GS Mortgage Securities Trust 2014-GSFL, Floating
                               Rate Note, 7/15/31 (144A)                                   493,190
     315,365          1.22     GSAA Home Equity Trust 2004-6, Floating Rate
                               Note, 6/25/34                                               302,526
     150,441          2.80     HarborView Mortgage Loan Trust 2004-1, Floating
                               Rate Note, 4/19/34                                          148,554
     250,000          2.82     Holmes Master Issuer Plc, Floating Rate Note,
                               10/15/54 (144A)                                             256,847
     313,539          1.54     Homestar Mortgage Acceptance Corp. REMICS,
                               Floating Rate Note, 9/25/34                                 306,358
   1,200,755          1.08     Homestar Mortgage Acceptance Corp., Floating
                               Rate Note, 3/25/34                                        1,136,769
     211,704          1.14     Homestar Mortgage Acceptance Corp., Floating
                               Rate Note, 6/25/34                                          205,751
     163,368          0.89     Homestar Mortgage Acceptance Corp., Floating
                               Rate Note, 7/25/34                                          160,110
   1,195,615          1.08     Impac CMB Trust Series 2004-4, Floating Rate
                               Note, 9/25/34                                             1,127,686
     533,577          1.06     Impac CMB Trust Series 2004-4, Floating Rate
                               Note, 9/25/34                                               503,417
     105,180          1.24     Impac CMB Trust Series 2004-6, Floating Rate
                               Note, 10/25/34                                               95,609
      64,081          3.05     Impac CMB Trust Series 2004-8, Floating Rate
                               Note, 8/25/34                                                61,543
     714,394          1.08     Impac CMB Trust Series 2005-4, Floating Rate
                               Note, 5/25/35                                               615,180

The accompanying notes are an integral part of these financial statements.

34 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     474,024          0.64     Impac Secured Assets Trust 2006-5, Floating Rate
                               Note, 12/25/36                                      $       439,759
     112,495          2.86     IndyMac INDX Mortgage Loan Trust 2004-AR6,
                               Floating Rate Note, 10/25/34                                106,805
      69,648          4.84     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2004-LN2, Floating Rate Note, 7/15/41 (144A)           69,342
     500,000          5.56     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2006-LDP6, Floating Rate Note, 4/15/43                499,462
      85,250          0.59     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2006-LDP9, Floating Rate Note, 5/15/47                 84,663
     719,426                   JP Morgan Chase Commercial Mortgage Securities
                               Trust 2007-CIBC18, 5.44%, 6/12/47                           733,986
   1,200,000                   JP Morgan Chase Commercial Mortgage Securities
                               Trust 2010-C2, 3.6159%, 11/15/43 (144A)                   1,226,731
   1,670,000          1.68     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-BXH, Floating Rate Note, 4/15/27 (144A)        1,631,574
     700,000          2.38     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-CBM, Floating Rate Note,
                               10/15/29 (144A)                                             674,028
   1,030,000          1.93     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-FBLU REMICS, Floating Rate Note,
                               12/15/28 (144A)                                           1,018,469
     945,000          2.43     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-FBLU, Floating Rate Note, 12/15/28 (144A)        934,489
     342,193          2.18     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-FL4, Floating Rate Note, 12/16/30 (144A)         338,963
     650,000          2.53     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-FL5 REMICS, Floating Rate Note,
                               7/15/31 (144A)                                              624,684
     490,000          1.78     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-FL5, Floating Rate Note, 7/15/31 (144A)          478,023
   1,170,000          1.83     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-FL6, Floating Rate Note, 11/17/31 (144A)       1,163,194
     900,000          1.35     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-INN, Floating Rate Note, 6/15/29 (144A)          886,376
     650,000          2.13     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-INN, Floating Rate Note, 6/15/29 (144A)          640,104
   1,100,000          2.03     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-PHH, Floating Rate Note, 8/16/27 (144A)        1,076,275
   1,200,000          2.68     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2015-COSMO, Floating Rate Note,
                               1/15/32 (144A)                                            1,137,537
     850,000          2.23     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2015-FL7, Floating Rate Note, 5/15/28 (144A)          817,348
     500,000          3.18     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2015-SGP, Floating Rate Note, 7/15/36 (144A)          496,375
     232,822          2.65     JP Morgan Mortgage Trust 2004-A1, Floating Rate
                               Note, 2/25/34                                               235,479

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 35

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     108,286                   JP Morgan Mortgage Trust 2004-S1, 5.0%, 9/25/34     $       111,016
     432,642          2.23     JP Morgan Mortgage Trust 2005-A3, Floating Rate
                               Note, 6/25/35                                               420,428
       6,485                   JP Morgan Mortgage Trust 2006-S3, 6.0%, 8/25/36                 110
   1,307,439          0.94     JP Morgan Seasoned Mortgage Trust 2014-1,
                               Floating Rate Note, 5/25/33 (144A)                        1,244,457
     554,010          4.77     La Hipotecaria Panamanian Mortgage Trust 2007-1,
                               Floating Rate Note, 12/23/36 (144A)                         542,930
     198,480          1.12     Lanark Master Issuer Plc, Floating Rate Note,
                               12/22/54 (144A)                                             198,527
      16,543                   LB-UBS Commercial Mortgage Trust 2004-C1,
                               4.568%, 1/15/31                                              16,598
     500,000          6.05     LB-UBS Commercial Mortgage Trust 2006-C4, Floating
                               Rate Note, 6/15/38                                          503,801
     437,093          1.88     LCM X LP, Floating Rate Note, 4/15/22 (144A)                432,297
     130,226          1.28     Lehman Brothers Small Balance Commercial Mortgage
                               Trust 2007-3 Class 1A4, Floating Rate Note,
                               10/25/37 (144A)                                             129,699
     206,369          1.28     Lehman Brothers Small Balance Commercial
                               Mortgage Trust 2007-3, Floating Rate Note,
                               10/25/37 (144A)                                             205,588
     304,491          0.65     Lehman Brothers Small Balance Commercial,
                               Floating Rate Note, 4/25/31 (144A)                          286,145
     365,304          0.66     Lehman Brothers Small Balance Commercial,
                               Floating Rate Note, 4/25/31 (144A)                          344,430
   1,336,557          2.42     LSTAR Securities Investment 2016-1, Floating
                               Rate Note, 1/1/21 (144A)                                  1,303,205
   1,529,226          2.43     LSTAR Securities Investment Trust 2014-2, Floating
                               Rate Note, 11/1/19 (144A)                                 1,508,276
     818,258          2.43     LSTAR Securities Investment Trust 2015-3, Floating
                               Rate Note, 3/2/20 (144A)                                    798,294
     892,570          2.43     LSTAR Securities Investment Trust 2015-4, Floating
                               Rate Note, 4/1/20 (144A)                                    875,879
     825,958          2.43     LSTAR Securities Investment Trust 2015-5, Floating
                               Rate Note, 4/1/20 (144A)                                    809,749
     917,187          2.43     LSTAR Securities Investment Trust 2015-7, Floating
                               Rate Note, 7/1/17 (144A)                                    901,271
     606,529          2.43     LSTAR Securities Investment Trust 2015-8, Floating
                               Rate Note, 8/3/20 (144A)                                    593,611
     323,906          0.79     MASTR Alternative Loan Trust 2005-1, Floating Rate
                               Note, 2/25/35                                               316,345
      36,757          0.83     MASTR Asset Securitization Trust 2003-6, Floating
                               Rate Note, 7/25/18                                           36,757
     530,703          1.18     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2003-A, Floating Rate Note, 3/25/28                         499,499
     263,661          1.70     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2003-A, Floating Rate Note, 3/25/28                         244,451

The accompanying notes are an integral part of these financial statements.

36 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     370,579          1.12     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2003-B, Floating Rate Note, 4/25/28                 $       356,136
     527,561          1.10     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2003-C REMICS, Floating Rate Note, 6/25/28                  498,233
     268,204          1.53     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2003-C, Floating Rate Note, 6/25/28                         262,474
     328,182          1.06     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2003-E, Floating Rate Note, 10/25/28                        311,165
     161,410          1.08     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2003-G, Floating Rate Note, 1/25/29                         153,390
      40,867          1.98     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2003-G, Floating Rate Note, 1/25/29                          40,413
     321,174          1.08     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2003-H, Floating Rate Note, 1/25/29                         313,729
     644,957          0.90     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2004-A REMICS, Floating Rate Note, 4/25/29                  617,536
     478,700          1.00     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2004-C, Floating Rate Note, 7/25/29                         440,172
     527,286          1.25     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2004-E, Floating Rate Note, 11/25/29                        505,204
     545,997          1.00     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2004-G, Floating Rate Note, 1/25/30                         505,548
     243,745          1.43     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2004-G, Floating Rate Note, 1/25/30                         235,206
     357,673          0.90     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2005-A, Floating Rate Note, 3/25/30                         344,605
     550,000          5.52     Merrill Lynch Mortgage Trust 2005-CKI1, Floating
                               Rate Note, 11/12/37                                         534,321
   1,150,000          5.78     Merrill Lynch Mortgage Trust 2006-C2, Floating
                               Rate Note, 8/12/43                                        1,160,839
   1,000,000          5.82     Merrill Lynch Mortgage Trust 2007-C1, Floating Rate
                               Note, 6/12/50                                             1,028,267
     800,000          5.90     ML-CFC Commercial Mortgage Trust 2006-2,
                               Floating Rate Note, 6/12/46                                 805,662
     600,000          5.79     Morgan Stanley Capital I Trust 2006-HQ9, Floating
                               Rate Note, 7/12/44                                          603,851
     365,193          5.87     Morgan Stanley Capital I Trust 2006-TOP23, Floating
                               Rate Note, 8/12/41                                          366,129
     452,602                   Morgan Stanley Capital I Trust 2007-HQ13,
                               5.569%, 12/15/44                                            471,199
     500,000          2.63     Morgan Stanley Capital I Trust 2015-XLF1, Floating
                               Rate Note, 8/14/31 (144A)                                   490,417
     600,000          3.18     Morgan Stanley Capital I Trust 2015-XLF1, Floating
                               Rate Note, 8/17/26 (144A)                                   600,000
     771,147          0.71     Morgan Stanley Mortgage Loan Trust 2005-5AR,
                               Floating Rate Note, 9/25/35                                 758,260

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 37

---------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
---------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     469,921          0.72     Morgan Stanley Mortgage Loan Trust 2005-6AR,
                               Floating Rate Note, 11/25/35                          $      449,399
     207,874          0.71     Morgan Stanley Mortgage Loan Trust 2005-6AR,
                               Floating Rate Note, 11/25/35                                 205,925
     521,929          1.22     MortgageIT Trust 2004-1, Floating Rate Note, 11/25/34        493,138
     619,921          1.18     MortgageIT Trust 2004-2, Floating Rate
                               Note, 12/25/34                                               591,211
      55,614          0.88     NewStar Commercial Loan Trust 2007-1, Floating
                               Rate Note, 9/30/22 (144A)                                     55,318
     365,538          0.57     Nomura Resecuritization Trust 2014-1R, Floating
                               Rate Note, 10/26/36 (144A)                                   352,024
     232,964          2.29     NorthStar 2013-1, Floating Rate Note,
                               8/27/29 (144A)                                               233,182
   1,101,410          0.83     Opteum Mortgage Acceptance Corp Trust 2005-4,
                               Floating Rate Note, 11/25/35                                 995,648
   1,109,590          0.75     Opteum Mortgage Acceptance Corp Trust 2005-4,
                               Floating Rate Note, 11/25/35                               1,029,790
     242,993                   ORES 2014-LV3 LLC, 3.0%, 3/27/24 (144A) (f)                  242,993
      19,509                   ORES NPL 2013-LV2 LLC, 3.081%, 9/25/25 (144A)                 19,411
     322,410                   RAAC Series 2004-SP2 Trust, 6.0%, 1/25/32                    326,367
   1,500,000          2.58     RAIT 2014-FL2 Trust, Floating Rate Note,
                               5/15/31 (144A)                                             1,468,196
     698,822          1.68     RAIT 2014-FL3 Trust, Floating Rate Note,
                               12/15/31 (144A) (f)                                          685,348
      90,087          0.98     RALI Series 2002-QS16 Trust, Floating Rate
                               Note, 10/25/17                                                88,113
     524,841          0.93     RALI Series 2003-QS11 Trust, Floating Rate
                               Note, 6/25/33                                                482,638
      18,491                   RALI Series 2003-QS14 Trust, 5.0%, 7/25/18                    18,584
     100,974                   RALI Series 2003-QS15 Trust, 5.5%, 8/25/33                   102,821
     204,686          0.88     RALI Series 2003-QS9 Trust, Floating Rate
                               Note, 5/25/18                                                200,892
     155,670                   RALI Series 2004-QS5 Trust, 4.75%, 4/25/34                   157,760
     388,396          1.03     RALI Series 2004-QS5 Trust, Floating Rate
                               Note, 4/25/34                                                383,103
     706,054          0.74     RALI Series 2005-QA1 Trust, Floating Rate
                               Note, 1/25/35                                                666,925
      26,685          6.35     RAMP Series 2004-SL4 Trust, Floating Rate
                               Note, 5/25/18                                                 26,776
      27,026          0.76     Regatta Funding, Ltd., Floating Rate Note,
                               6/15/20 (144A)                                                26,977
   1,067,790          1.88     RESI Finance LP 2003-CB1, Floating Rate
                               Note, 7/9/35                                               1,001,218
     341,383          1.20     RESI MAC, 2014-1A, Floating Rate Note, 6/12/19               338,990
   1,116,543          0.84     Residential Asset Securitization Trust 2003-A2,
                               Floating Rate Note, 5/25/33                                1,012,281

The accompanying notes are an integral part of these financial statements.

38 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
   1,064,941          1.48     Resource Capital Corp 2014-CRE2, Ltd., Floating
                               Rate Note, 4/15/32 (144A)                           $     1,059,477
      39,086          2.58     Resource Capital Corp. CRE Notes 2013, Ltd.,
                               Floating Rate Note, 6/15/16 (144A)                           39,086
     186,077                   RREF 2014-LT6 LLC, 2.75%, 9/15/24 (144A)                    185,555
     448,676                   RREF 2015-LT7 LLC, 3.0%, 12/25/32 (144A)                    448,308
     470,948                   Selene Non-Performing Loans LLC, 2.9814%,
                               5/25/54 (Step) (144A)                                       466,552
     862,934          1.05     Sequoia Mortgage Trust 2003-5, Floating Rate
                               Note, 9/20/33                                               834,703
     169,466          1.07     Sequoia Mortgage Trust 2004-10, Floating Rate
                               Note, 11/20/34                                              158,718
     175,292          1.83     Sequoia Mortgage Trust 2004-7, Floating Rate
                               Note, 8/20/34                                               175,603
     601,224          1.35     Sequoia Mortgage Trust 2005-1, Floating Rate
                               Note, 2/20/35                                               565,213
     276,192          2.25     Sequoia Mortgage Trust 2013-8, Floating Rate
                               Note, 6/25/43                                               272,384
     122,626          3.00     Sequoia Mortgage Trust 2013-8, Floating Rate
                               Note, 6/25/43                                               122,122
     245,336                   SilverLeaf Finance XVII LLC, 2.71%, 3/16/26 (144A)          244,634
     290,000          2.27     Silverstone Master Issuer Plc, Floating Rate
                               Note, 1/21/55 (144A)                                        293,547
     630,000                   Small Business Administration Participation
                               Certificates, 2.24%, 4/15/43 (144A)                         623,180
     114,518          2.98     Structured Adjustable Rate Mortgage Loan Trust
                               Class 1A1, Floating Rate Note, 3/25/34                      112,797
     839,870          1.19     Structured Adjustable Rate Mortgage Loan Trust,
                               Floating Rate Note, 11/25/34                                743,370
   1,029,825          1.11     Structured Asset Mortgage Investments II Trust
                               2004-AR8, Floating Rate Note, 5/19/35                       986,596
     533,854          3.49     Structured Asset Mortgage Investments II Trust
                               2005-AR2, Floating Rate Note, 5/25/45                       424,397
     322,140          1.33     Structured Asset Mortgage Investments Trust
                               2002-AR5, Floating Rate Note, 5/19/33                       314,804
      46,776                   Structured Asset Securities Corp. Mortgage Loan
                               Trust 2005-2XS, 4.65%, 2/25/35 (Step)                        47,322
     727,468          2.55     Structured Asset Securities Corp. Mortgage Pass-
                               Through Certificates Series 2003-24A, Floating
                               Rate Note, 7/25/33                                          709,203
     137,396          0.94     Structured Asset Securities Corp. Mortgage Pass-
                               Through Certificates Series 2003-35, Floating Rate
                               Note, 12/25/33                                              136,280
      98,971          2.31     Thornburg Mortgage Securities Trust 2003-3, Floating
                               Rate Note, 6/25/43                                           97,127
     153,343          1.73     Thornburg Mortgage Securities Trust 2004-1, Floating
                               Rate Note, 3/25/44                                          148,729

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 39

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     161,279          2.13     Thornburg Mortgage Securities Trust 2004-4,
                               Floating Rate Note, 12/25/44                        $       157,800
     525,000                   TimberStar Trust I REMICS, 5.668%, 10/15/36 (144A)          533,582
     427,121          2.43     Velocity Commercial Capital Loan Trust 2014-1,
                               Floating Rate Note, 9/25/44 (144A)                          422,850
     854,278          2.86     Velocity Commercial Capital Loan Trust 2015-1,
                               Floating Rate Note, 6/25/45 (144A)                          856,414
      44,394                   VFC 2014-2 LLC, 2.75%, 7/20/30 (144A)                        44,265
      75,339                   VFC 2015-3 LLC, 2.75%, 12/20/31 (144A)                       75,210
     131,513          5.66     Wachovia Bank Commercial Mortgage Trust Series
                               2006-C24, Floating Rate Note, 3/15/45                       131,363
     500,000          5.95     Wachovia Bank Commercial Mortgage Trust Series
                               2006-C25, Floating Rate Note, 5/15/43                       499,256
     314,304          1.72     WaMu Mortgage Pass-Through Certificates Series
                               2002-AR6 Trust, Floating Rate Note, 6/25/42                 299,050
     317,902                   WaMu Mortgage Pass-Through Certificates Series
                               2003-S10, 5.0%, 10/25/18                                    320,502
     224,418                   WaMu Mortgage Pass-Through Certificates Series
                               2003-S12 Trust, 5.0%, 11/25/18                              225,133
   1,250,000          2.28     Wells Fargo Commercial Mortgage Trust 2014-TISH
                               REMICS, Floating Rate Note, 2/16/27 (144A)                1,186,446
     800,000          3.93     Wells Fargo Commercial Mortgage Trust 2014-TISH,
                               Floating Rate Note, 1/15/27 (144A)                          757,749
     137,797          1.03     Wells Fargo Mortgage Backed Securities 2005-4
                               Trust, Floating Rate Note, 4/25/35                          134,482
     220,029          0.84     Westwood CDO II, Ltd., Floating Rate Note,
                               4/25/22 (144A)                                              214,278
                                                                                   ---------------
                                                                                   $   120,518,423
                                                                                   ---------------
                               Total Banks                                         $   120,518,423
--------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.9%
                               Other Diversified Financial Services -- 0.7%
     943,649          5.89     Credit Suisse Commercial Mortgage Trust Series
                               2007-C3, Floating Rate Note, 6/15/39                $       967,007
     544,113          6.15     Credit Suisse Commercial Mortgage Trust Series
                               2007-C4 REMICS, Floating Rate Note, 9/15/39                 563,687
     700,000          6.15     Credit Suisse Commercial Mortgage Trust Series
                               2007-C4, Floating Rate Note, 9/15/39                        701,682
     988,319          1.93     Hilton USA Trust 2013-HLF, Floating Rate Note,
                               11/5/30 (144A)                                              978,998
     975,878          5.82     Morgan Stanley Capital I Trust 2007-TOP27 REMICS,
                               Floating Rate Note, 6/11/42                               1,015,960
     146,548                   Nomura Asset Acceptance Corp. Alternative Loan
                               Trust Series 2003-A3, 5.5%, 8/25/33 (Step)                  150,381
      97,609                   Rialto Capital Management LLC, 2.85%,
                               5/15/24 (144A) (f)                                           97,370
                                                                                   ---------------
                                                                                   $     4,475,085
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.0%+
      54,259          2.12     Fosse Master Issuer Plc, Floating Rate Note,
                               10/18/54 (144A)                                     $        54,426
--------------------------------------------------------------------------------------------------
                               Investment Banking & Brokerage -- 0.2%
     949,179                   Banc of America Commercial Mortgage Trust 2006-4
                               REMICS, 5.634%, 7/10/46                             $       950,972
                                                                                   ---------------
                               Total Diversified Financials                        $     5,480,483
--------------------------------------------------------------------------------------------------
                               GOVERNMENT -- 10.6%
                               Government -- 10.6%
      22,327          1.38     Collateralized Mortgage Obligation Trust 44,
                               Floating Rate Note, 7/1/18                          $        22,425
     657,065          1.39     Fannie Mae Connecticut Avenue Securities, Floating
                               Rate Note, 5/25/24                                          648,905
     877,591          1.64     Fannie Mae Connecticut Avenue Securities, Floating
                               Rate Note, 7/25/24                                          873,732
     199,212          2.45     Fannie Mae Trust 2005-W4, Floating Rate
                               Note, 6/25/45                                               212,550
     558,038          0.69     Fannie Mae Whole Loan, Floating Rate Note, 11/25/46         559,204
   2,646,525                   Fannie Mae, 3.0%, 6/25/22                                 2,712,222
     114,240                   Fannie Mae, 4.0%, 8/25/28                                   115,142
     215,895                   Fannie Mae, 4.5%, 9/25/35                                   220,092
      84,652                   Fannie Mae, 5.0%, 6/25/34                                    85,323
     240,721                   Fannie Mae, 2.5%, 3/25/24                                   243,744
     536,092                   Fannie Mae, 3.0%, 11/25/18                                  545,462
     170,757                   Fannie Mae, 3.5%, 10/25/23                                  172,784
     720,085                   Fannie Mae, 3.5%, 8/25/25                                   739,835
     866,910          0.88     Fannie Mae, Floating Rate Note, 11/25/32                    867,574
     617,673                   FDIC 2010-R1 Trust, 2.184%, 5/25/50 (144A)                  621,868
      45,412                   Federal Home Loan Mortgage Corp. REMICS,
                               3.5%, 10/15/18                                               46,452
      15,192                   Federal Home Loan Mortgage Corp. REMICS,
                               3.5%, 6/15/28                                                15,203
      54,510          0.73     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 1/15/36                                           54,567
     820,202          0.73     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 1/15/37                                          823,022
      58,762          0.63     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 10/15/20                                          58,865
     193,151          1.01     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 10/15/37                                         195,391
     158,793          0.78     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 11/15/36                                         159,565
      76,387          0.78     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 11/15/36                                          76,775
     376,376          0.80     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 11/15/37                                         377,729

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 41

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Government -- (continued)
      90,857          0.83     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 12/15/32                                 $        91,166
     132,679          0.83     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 12/15/32                                133,291
     278,749          0.75     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 12/15/35                                280,060
     218,044          1.13     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 12/15/39                                221,019
     190,682          0.73     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 2/15/30                                 190,773
     186,254          1.43     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 2/15/32                                 189,375
     207,300          0.83     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 2/15/33                                 209,099
     156,241          0.73     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 2/15/36                                 156,574
     107,662          0.73     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 2/15/39                                 107,981
     243,277          0.93     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 2/15/41                                 243,902
     153,309          0.98     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 2/15/42                                 154,615
     128,650          1.43     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 3/15/32                                 131,624
     225,682          1.43     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 3/15/32                                 232,118
     432,376          0.83     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 3/15/38                                 434,035
     477,566          0.83     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 3/15/41                                 479,418
     191,984          0.98     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 4/15/27                                 194,429
     187,976          0.93     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 4/15/28                                 190,313
     101,958          0.73     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 4/15/36                                 102,341
     311,082          0.85     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 4/15/41                                 312,940
     105,910          0.83     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 5/15/36                                 106,056
       4,784          0.61     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 5/15/36                                   4,784
      77,786          0.83     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 5/15/41                                  78,272
      91,521          0.85     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 6/15/36                                  92,237

The accompanying notes are an integral part of these financial statements.

42 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Government -- (continued)
     232,561          0.86     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 6/15/41                         $       234,022
     127,236          0.83     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 7/15/23                                 127,807
     176,564          0.93     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 7/15/36                                 177,651
      58,140          1.03     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 8/15/18                                  58,456
     215,268          0.68     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 8/15/25                                 215,617
      98,554          0.63     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 8/15/26                                  98,574
      69,492          0.68     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 8/15/35                                  69,512
     177,975          0.68     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 8/15/36                                 178,212
     177,072          0.73     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 9/15/26                                 177,500
      98,279          0.88     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 9/15/33                                  98,273
     328,114                   Federal Home Loan Mortgage Corp., 2.75%, 11/15/25           337,472
     324,049                   Federal Home Loan Mortgage Corp., 3.0%, 1/15/30             335,101
     288,102                   Federal Home Loan Mortgage Corp., 3.0%, 12/15/24            293,180
     153,910                   Federal Home Loan Mortgage Corp., 3.0%, 6/15/38             155,896
     102,383                   Federal Home Loan Mortgage Corp., 3.5%, 8/15/28             105,480
     182,293                   Federal Home Loan Mortgage Corp., 4.0%, 1/15/34             186,772
     208,871                   Federal Home Loan Mortgage Corp., 6.0%, 1/15/28             211,633
   1,253,360          0.93     Federal Home Loan Mortgage Corp., Floating
                               Rate Note, 1/15/33                                        1,263,273
     154,347          0.68     Federal Home Loan Mortgage Corp., Floating
                               Rate Note, 1/15/35                                          155,161
      70,416          0.75     Federal Home Loan Mortgage Corp., Floating
                               Rate Note, 11/15/36                                          70,637
     268,700          0.88     Federal Home Loan Mortgage Corp., Floating
                               Rate Note, 2/17/32                                          271,015
     321,968          0.78     Federal Home Loan Mortgage Corp., Floating
                               Rate Note, 3/15/30                                          322,935
     283,342          1.00     Federal Home Loan Mortgage Corp., Floating
                               Rate Note, 3/15/32                                          285,026
     796,108          0.74     Federal Home Loan Mortgage Corp., Floating
                               Rate Note, 4/15/33                                          794,886
     485,714          0.78     Federal Home Loan Mortgage Corp., Floating
                               Rate Note, 4/15/36                                          488,098
      47,515          0.58     Federal Home Loan Mortgage Corp., Floating
                               Rate Note, 7/15/19                                           47,447
     277,291          0.93     Federal Home Loan Mortgage Corp., Floating
                               Rate Note, 7/15/28                                          280,316

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 43

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Government -- (continued)
     431,323          0.93     Federal Home Loan Mortgage Corp., Floating
                               Rate Note, 7/15/31                                  $       437,395
     109,124          0.73     Federal Home Loan Mortgage Corp., Floating
                               Rate Note, 8/15/19                                          109,059
     777,481          3.59     Federal National Mortgage Association 2004-T2,
                               Floating Rate Note, 7/25/43                                 806,333
     109,762                   Federal National Mortgage Association REMICS,
                               1.5%, 11/25/20                                              110,042
     207,441                   Federal National Mortgage Association REMICS,
                               1.75%, 12/25/22                                             208,868
     458,903                   Federal National Mortgage Association REMICS,
                               3.0%, 1/25/21                                               468,914
      91,548                   Federal National Mortgage Association REMICS,
                               3.0%, 4/25/40                                                94,409
     209,127                   Federal National Mortgage Association REMICS,
                               3.5%, 10/25/39                                              215,803
       6,312                   Federal National Mortgage Association REMICS,
                               5.0%, 9/25/39                                                 6,401
      84,697                   Federal National Mortgage Association REMICS,
                               6.0%, 6/25/29                                                96,614
      54,513          1.08     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 1/18/32                                  55,375
      71,572          0.93     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 1/25/33                                  71,867
     141,231          0.73     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 10/25/35                                141,465
     339,429          0.83     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 10/25/36                                340,812
     137,370          1.65     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 10/25/38                                140,253
     836,343          0.65     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 10/27/37                                832,207
     347,450          1.43     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 11/18/32                                355,435
     240,286          0.79     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 11/25/36                                241,236
     321,865          1.13     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 11/25/39                                325,711
     222,537          0.83     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 12/18/32                                223,615
     495,533          1.43     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 12/25/23                                502,179
     102,406          1.33     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 12/25/31                                103,950
     538,688          0.93     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 12/25/32                                544,717

The accompanying notes are an integral part of these financial statements.

44 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Government -- (continued)
     136,708          1.05     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 12/25/37                        $       137,319
     173,518          0.78     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 2/25/33                                 174,792
     162,744          0.74     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 2/25/35                                 163,013
     117,013          0.68     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 2/25/37                                 117,173
     147,250          0.63     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 2/25/37                                 147,218
      72,108          0.88     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 2/25/38                                  72,302
     124,944          0.93     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/24                                 126,311
     247,915          0.83     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/34                                 250,008
     156,778          0.83     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/34                                 157,703
     166,373          0.78     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/35                                 167,014
   1,013,585          0.73     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/36                               1,016,440
     192,691          0.68     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/37                                 193,355
     166,665          0.79     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/37                                 167,542
      99,837          0.68     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/37                                  99,559
     214,780          0.78     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/37                                 214,638
     746,612          0.65     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/45                                 726,048
     471,253          1.33     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 4/25/32                                 478,186
     472,076          1.43     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 4/25/32                                 485,781
      55,969          0.83     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 4/25/34                                  56,515
     240,860          0.68     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 4/25/36                                 240,007
     505,166          0.93     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 5/18/32                                 509,567
       9,269          0.83     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 5/25/17                                   9,273
      80,934          0.93     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 5/25/33                                  81,254
     110,853          0.78     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 5/25/36                                 111,130

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 45

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Government -- (continued)
     153,960          0.83     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 5/25/37                         $       154,843
     224,443          0.98     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 5/25/40                                 225,546
     170,955          0.88     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 6/25/36                                 170,790
     200,337          0.67     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 6/25/37                                 200,011
      72,510          0.68     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 6/25/37                                  72,611
     227,201          0.68     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 6/25/37                                 227,670
      80,902          0.93     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 6/25/38                                  81,377
      86,236          0.83     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 7/25/34                                  87,019
     132,357          0.73     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 7/25/35                                 132,008
     376,406          0.68     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 7/25/35                                 376,357
     295,125          1.33     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 7/25/38                                 301,669
     585,166          0.73     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 8/25/40                                 588,311
     388,350          0.93     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/33                                 389,837
     126,477          0.78     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/36                                 126,148
     131,648          1.00     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/36                                 132,244
     239,536          1.00     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/37                                 242,231
     261,013          1.01     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/37                                 263,801
      64,222          1.00     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/37                                  64,879
      70,070          0.98     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/39                                  70,549
     378,126                   Federal National Mortgage Association,
                               1.233%, 3/25/18                                             378,030
     134,333                   Federal National Mortgage Association, 2.5%, 4/25/36        135,629
     248,289                   Federal National Mortgage Association,
                               2.75%, 6/25/20                                              251,478
     296,518                   Federal National Mortgage Association, 3.0%, 6/25/39        300,451
       8,729                   Federal National Mortgage Association, 3.5%, 3/25/28          8,720
     115,056                   Federal National Mortgage Association, 3.5%, 7/25/24        116,539

The accompanying notes are an integral part of these financial statements.

46 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Government -- (continued)
     301,983          0.78     Federal National Mortgage Association, Floating
                               Rate Note, 10/18/32                                 $       304,281
     395,807          0.73     Federal National Mortgage Association, Floating
                               Rate Note, 11/25/27                                         397,786
     293,580          1.28     Federal National Mortgage Association, Floating
                               Rate Note, 2/25/23                                          299,139
     120,220          0.73     Federal National Mortgage Association, Floating
                               Rate Note, 3/25/18                                          120,206
     342,363          0.78     Federal National Mortgage Association, Floating
                               Rate Note, 3/25/36                                          343,474
     740,030          0.93     Federal National Mortgage Association, Floating
                               Rate Note, 4/25/33                                          746,462
     185,086          2.80     Federal National Mortgage Association, Floating
                               Rate Note, 4/25/35                                          199,334
     462,608          0.93     Federal National Mortgage Association, Floating
                               Rate Note, 6/25/32                                          467,830
     598,389          0.83     Federal National Mortgage Association, Floating
                               Rate Note, 6/25/36                                          601,598
     274,426          0.73     Federal National Mortgage Association, Floating
                               Rate Note, 8/25/35                                          274,417
      82,208          1.82     Federal National Mortgage Association, Floating
                               Rate Note, 9/25/22                                           83,694
     659,067          1.38     Freddie Mac REMICS, Floating Rate Note, 2/15/32             676,609
      94,327          0.78     Freddie Mac Strips, Floating Rate Note, 12/15/36             94,492
     236,226          0.73     Freddie Mac Strips, Floating Rate Note, 8/15/36             236,347
     333,850          1.43     Freddie Mac Structured Agency Credit Risk Debt
                               Notes, Floating Rate Note, 2/25/24                          333,745
     700,000          3.32     Freddie Mac Structured Agency Credit Risk Debt
                               Notes, Floating Rate Note, 7/25/28                          696,343
   1,893,476                   Freddie Mac, 2.0%, 2/15/25                                1,923,964
   1,006,487                   Freddie Mac, 3.5%, 10/15/28                               1,031,333
     305,326                   Freddie Mac, 4.0%, 5/15/37                                  310,524
     373,923                   Freddie Mac, 5.5%, 12/15/22                                 379,262
     709,854                   Freddie Mac, 1.4%, 7/15/23                                  713,492
     217,205                   Freddie Mac, 2.0%, 8/15/20                                  220,757
     203,052                   Freddie Mac, 3.0%, 2/15/24                                  207,460
     223,888                   Freddie Mac, 4.5%, 11/15/24                                 227,677
     633,513                   Freddie Mac, 4.5%, 2/15/20                                  654,516
     698,665                   Freddie Mac, 5.0%, 10/15/26                                 706,898
   1,341,601          3.69     FREMF Mortgage Trust 2014-KF04 REMICS, Floating
                               Rate Note, 6/25/21 (144A)                                 1,297,622
   1,023,408          5.43     FREMF Mortgage Trust 2014-KS02 REMICS, Floating
                               Rate Note, 8/25/23 (144A)                                 1,021,489
   2,000,000          4.88     FREMF Mortgage Trust 2011-K703, Floating Rate
                               Note, 7/25/44 (144A)                                      2,085,836

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 47

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Government -- (continued)
     663,689          4.42     FREMF Mortgage Trust 2014-KF05 REMICS, Floating
                               Rate Note, 9/25/21 (144A)                           $       663,945
     409,000          3.36     FREMF Mortgage Trust Class B, Floating Rate Note,
                               11/25/46 (144A)                                             410,949
   1,731,499                   Government National Mortgage Association REMICS,
                               4.0%, 9/20/37                                             1,791,719
   2,300,251                   Government National Mortgage Association REMICS,
                               2.0%, 1/16/46                                             2,308,388
      69,616                   Government National Mortgage Association,
                               3.0%, 12/20/38                                               70,742
     195,300                   Government National Mortgage Association,
                               3.0%, 4/20/41                                               202,794
     477,180                   Government National Mortgage Association,
                               3.5%, 5/20/39                                               496,129
     196,136                   Government National Mortgage Association,
                               3.5%, 8/20/38                                               199,302
      56,095                   Government National Mortgage Association,
                               5.0%, 4/20/36                                                57,988
     218,462          0.68     Government National Mortgage Association, Floating
                               Rate Note, 1/16/35                                          218,817
     535,532          0.98     Government National Mortgage Association, Floating
                               Rate Note, 1/16/40                                          537,332
     172,949          1.08     Government National Mortgage Association, Floating
                               Rate Note, 2/16/30                                          174,679
     212,486          0.68     Government National Mortgage Association, Floating
                               Rate Note, 2/20/35                                          212,918
     158,264          0.93     Government National Mortgage Association, Floating
                               Rate Note, 2/20/38                                          159,720
     214,236          0.73     Government National Mortgage Association, Floating
                               Rate Note, 4/16/31                                          214,789
     117,169          0.93     Government National Mortgage Association, Floating
                               Rate Note, 4/16/32                                          118,070
     558,608          0.98     Government National Mortgage Association, Floating
                               Rate Note, 4/16/32                                          565,031
     395,288          0.73     Government National Mortgage Association, Floating
                               Rate Note, 8/20/40                                          391,114
     271,933          0.83     NCUA Guaranteed Notes Trust REMICS, Floating
                               Rate Note, 3/9/21 (f)                                       270,686
      71,676          0.93     Structured Asset Mortgage Investments II Trust
                               2005-F1 REMICS, Floating Rate Note, 8/26/35                  71,253
                                                                                   ---------------
                                                                                   $    65,051,313
                                                                                   ---------------
                               Total Government                                    $    65,051,313
--------------------------------------------------------------------------------------------------
                               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                               (Cost $194,283,552)                                 $   191,473,230
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               CORPORATE BONDS -- 32.6%
                               ENERGY -- 2.0%
                               Oil & Gas Equipment & Services -- 0.1%
     775,000                   National Oilwell Varco, Inc., 1.35%, 12/1/17        $       751,293
--------------------------------------------------------------------------------------------------
                               Integrated Oil & Gas -- 0.5%
   1,000,000          1.23     Exxon Mobil Corp., Floating Rate Note, 2/28/18      $     1,000,000
   1,000,000                   ConocoPhillips Co., 1.05%, 12/15/17                         964,861
     750,000          0.83     Shell International Finance BV, Floating Rate
                               Note, 11/15/16                                              749,242
     500,000                   Total Capital International SA, 1.0%, 8/12/16               500,106
                                                                                   ---------------
                                                                                   $     3,214,209
--------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration & Production -- 0.3%
     277,000          0.98     Canadian Natural Resources, Ltd., Floating Rate
                               Note, 3/30/16                                       $       276,600
     750,000                   Hess Corp., 1.3%, 6/15/17                                   714,485
     800,000                   WPX Energy, Inc., 7.5%, 8/1/20                              504,000
                                                                                   ---------------
                                                                                   $     1,495,085
--------------------------------------------------------------------------------------------------
                               Oil & Gas Refining & Marketing -- 0.2%
     500,000                   GS Caltex Corp., 3.25%, 10/1/18 (144A)              $       509,631
     750,000                   Phillips 66, 2.95%, 5/1/17                                  759,392
                                                                                   ---------------
                                                                                   $     1,269,023
--------------------------------------------------------------------------------------------------
                               Oil & Gas Storage & Transportation -- 0.9%
     700,000                   Boardwalk Pipelines LP, 5.5%, 2/1/17                $       691,588
   1,000,000          0.98     Enbridge, Inc., Floating Rate Note, 10/1/16                 990,441
     750,000                   Energy Transfer Partners LP, 2.5%, 6/15/18                  688,576
     750,000                   Enterprise Products Operating LLC, 1.65%, 5/7/18            724,606
     700,000                   Kinder Morgan, Inc. Delaware, 2.0%, 12/1/17                 680,105
     720,000                   ONEOK Partners LP, 6.15%, 10/1/16                           727,745
     375,000                   TransCanada PipeLines, Ltd., 1.875%, 1/12/18                367,845
     690,000          1.01     TransCanada PipeLines, Ltd., Floating Rate
                               Note, 6/30/16                                               688,586
                                                                                   ---------------
                                                                                   $     5,559,492
                                                                                   ---------------
                               Total Energy                                        $    12,289,102
--------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.5%
                               Fertilizers & Agricultural Chemicals -- 0.2%
   1,000,000                   Monsanto Co., 1.15%, 6/30/17                        $       995,648
--------------------------------------------------------------------------------------------------
                               Diversified Metals & Mining -- 0.2%
     500,000          0.85     BHP Billiton Finance USA, Ltd., Floating Rate
                               Note, 9/30/16                                       $       497,287
     560,000          1.37     Rio Tinto Finance USA Plc, Floating Rate
                               Note, 6/17/16                                               558,430
                                                                                   ---------------
                                                                                   $     1,055,717
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 49

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Steel -- 0.1%
   1,000,000          1.57     Glencore Funding LLC, Floating Rate Note,
                               5/27/16 (144A)                                      $       990,000
                                                                                   ---------------
                               Total Materials                                     $     3,041,365
--------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 1.5%
                               Aerospace & Defense -- 0.5%
     586,000                   L-3 Communications Corp., 1.5%, 5/28/17             $       578,145
     500,000                   Precision Castparts Corp., 1.25%, 1/15/18                   497,264
   1,050,000                   The Boeing Co., 0.95%, 5/15/18                            1,041,903
     500,000                   United Technologies Corp., 1.778%, 5/4/18 (Step)            499,142
                                                                                   ---------------
                                                                                   $     2,616,454
--------------------------------------------------------------------------------------------------
                               Construction & Farm Machinery &
                               Heavy Trucks -- 0.5%
   1,098,000                   John Deere Capital Corp., 1.05%, 10/11/16           $     1,100,007
     750,000                   John Deere Capital Corp., 1.05%, 12/15/16                   751,034
   1,090,000          0.61     John Deere Capital Corp., Floating Rate
                               Note, 10/11/16                                            1,090,544
                                                                                   ---------------
                                                                                   $     2,941,585
--------------------------------------------------------------------------------------------------
                               Industrial Machinery -- 0.1%
     750,000                   Xylem, Inc. New York, 3.55%, 9/20/16                $       753,578
--------------------------------------------------------------------------------------------------
                               Trading Companies & Distributors -- 0.4%
   1,100,000                   Aircastle, Ltd., 6.75%, 4/15/17                     $     1,144,000
     750,000                   Aviation Capital Group Corp., 2.875%,
                               9/17/18 (144A)                                              731,250
     750,000                   GATX Corp., 1.25%, 3/4/17                                   741,151
                                                                                   ---------------
                                                                                   $     2,616,401
                                                                                   ---------------
                               Total Capital Goods                                 $     8,928,018
--------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 0.1%
                               Railroads -- 0.1%
     500,000                   TTX Co., 2.25%, 2/1/19 (144A)                       $       504,310
                                                                                   ---------------
                               Total Transportation                                $       504,310
--------------------------------------------------------------------------------------------------
                               AUTOMOBILES & COMPONENTS -- 1.9%
                               Auto Parts & Equipment -- 0.1%
     700,000                   Johnson Controls, Inc., 1.4%, 11/2/17               $       696,665
--------------------------------------------------------------------------------------------------
                               Automobile Manufacturers -- 1.8%
   1,000,000                   Daimler Finance North America LLC, 1.45%,
                               8/1/16 (144A)                                       $     1,000,410
     750,000          0.68     Daimler Finance North America LLC, Floating Rate
                               Note, 3/10/17 (144A)                                        746,834
     617,000          0.96     Daimler Finance North America LLC, Floating Rate
                               Note, 8/1/17 (144A)                                         611,528
     500,000                   Ford Motor Credit Co. LLC, 1.7%, 5/9/16                     500,389
     700,000                   Ford Motor Credit Co. LLC, 1.724%, 12/6/17                  690,419

The accompanying notes are an integral part of these financial statements.

50 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                               Automobile Manufacturers -- (continued)
     250,000                   Ford Motor Credit Co. LLC, 2.375%, 1/16/18              $       248,692
   1,000,000                   Ford Motor Credit Co. LLC, 2.875%, 10/1/18                    1,000,447
     500,000          1.23     Ford Motor Credit Co. LLC, Floating Rate Note, 3/27/17          496,368
     750,000          0.98     Ford Motor Credit Co. LLC, Floating Rate Note, 9/8/17           738,496
   1,000,000                   Nissan Motor Acceptance Corp., 2.65%,
                               9/26/18 (144A)                                                1,016,377
     500,000          0.88     Nissan Motor Acceptance Corp., Floating Rate Note,
                               3/3/17 (144A)                                                   499,650
     750,000                   Toyota Motor Credit Corp., 1.125%, 5/16/17                      751,071
     600,000          1.44     Toyota Motor Credit Corp., Floating Rate Note, 2/19/19          599,633
   1,000,000          0.60     Volkswagen Group of America Finance LLC, Floating
                               Rate Note, 5/23/16 (144A)                                       996,183
     750,000                   Volkswagen International Finance NV, 1.125%,
                               11/18/16 (144A)                                                 744,795
     500,000                   Volkswagen International Finance NV, 1.6%,
                               11/20/17 (144A)                                                 489,864
                                                                                       ---------------
                                                                                       $    11,131,156
                                                                                       ---------------
                               Total Automobiles & Components                          $    11,827,821
------------------------------------------------------------------------------------------------------
                               CONSUMER DURABLES & APPAREL -- 0.1%
                               Homebuilding -- 0.1%
     650,000                   DR Horton, Inc., 4.0%, 2/15/20                          $       661,375
                                                                                       ---------------
                               Total Consumer Durables & Apparel                       $       661,375
------------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 0.1%
                               Restaurants -- 0.1%
     605,000                   Starbucks Corp., 0.875%, 12/5/16                        $       604,863
                                                                                       ---------------
                               Total Consumer Services                                 $       604,863
------------------------------------------------------------------------------------------------------
                               MEDIA -- 0.1%
                               Publishing -- 0.1%
     250,000                   Thomson Reuters Corp., 0.875%, 5/23/16                  $       249,738
     500,000                   Thomson Reuters Corp., 1.3%, 2/23/17                            498,290
                                                                                       ---------------
                                                                                       $       748,028
                                                                                       ---------------
                               Total Media                                             $       748,028
------------------------------------------------------------------------------------------------------
                               RETAILING -- 0.2%
                               Home Improvement Retail -- 0.1%
     750,000          0.88     The Home Depot, Inc., Floating Rate Note, 9/15/17       $       752,253
------------------------------------------------------------------------------------------------------
                               Automotive Retail -- 0.1%
     500,000                   Volkswagen Group of America Finance LLC, 1.65%,
                               5/22/18 (144A)                                          $       484,838
                                                                                       ---------------
                               Total Retailing                                         $     1,237,091
------------------------------------------------------------------------------------------------------
                               FOOD & STAPLES RETAILING -- 0.2%
                               Food Retail -- 0.1%
     750,000          0.81     Walgreens Boots Alliance, Inc., Floating Rate
                               Note, 5/18/16                                           $       749,942
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 51

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Hypermarkets & Super Centers -- 0.1%
     740,000                   Costco Wholesale Corp., 1.125%, 12/15/17            $       742,167
                                                                                   ---------------
                               Total Food & Staples Retailing                      $     1,492,109
--------------------------------------------------------------------------------------------------
                               FOOD, BEVERAGE & TOBACCO -- 0.6%
                               Brewers -- 0.2%
     500,000          0.81     Anheuser-Busch InBev Finance, Inc., Floating Rate
                               Note, 1/27/17                                       $       498,676
     800,000          1.88     Anheuser-Busch InBev Finance, Inc., Floating Rate
                               Note, 2/1/21                                                810,142
                                                                                   ---------------
                                                                                   $     1,308,818
--------------------------------------------------------------------------------------------------
                               Packaged Foods & Meats -- 0.3%
     750,000          0.99     ConAgra Foods, Inc., Floating Rate Note, 7/21/16    $       748,940
   1,000,000                   Wm Wrigley Jr Co., 2.0%, 10/20/17 (144A)                  1,002,330
                                                                                   ---------------
                                                                                   $     1,751,270
--------------------------------------------------------------------------------------------------
                               Tobacco -- 0.1%
     750,000                   Reynolds American, Inc., 3.5%, 8/4/16               $       755,911
                                                                                   ---------------
                               Total Food, Beverage & Tobacco                      $     3,815,999
--------------------------------------------------------------------------------------------------
                               HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                               Household Products -- 0.1%
     500,000                   Reckitt Benckiser Treasury Services Plc, 2.125%,
                               9/21/18 (144A)                                      $       500,912
                                                                                   ---------------
                               Total Household & Personal Products                 $       500,912
--------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 1.0%
                               Health Care Equipment -- 0.5%
     500,000                   Baxter International, Inc., 0.95%, 6/1/16           $       500,461
     750,000                   Becton Dickinson and Co., 1.45%, 5/15/17                    749,629
     750,000                   Becton Dickinson and Co., 1.8%, 12/15/17                    750,908
     750,000          0.79     Becton Dickinson and Co., Floating Rate
                               Note, 6/15/16                                               749,920
     500,000                   Boston Scientific Corp., 2.65%, 10/1/18                     506,528
                                                                                   ---------------
                                                                                   $     3,257,446
--------------------------------------------------------------------------------------------------
                               Health Care Distributors -- 0.1%
     600,000                   McKesson Corp., 1.292%, 3/10/17                     $       599,466
--------------------------------------------------------------------------------------------------
                               Health Care Services -- 0.3%
     750,000                   Express Scripts Holding Co., 2.25%, 6/15/19         $       745,094
   1,000,000                   Express Scripts, Inc., 3.125%, 5/15/16                    1,004,156
                                                                                   ---------------
                                                                                   $     1,749,250
--------------------------------------------------------------------------------------------------
                               Managed Health Care -- 0.1%
     500,000                   UnitedHealth Group, Inc., 1.875%, 11/15/16          $       503,186
                                                                                   ---------------
                               Total Health Care Equipment & Services              $     6,109,348
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY &
                               LIFE SCIENCES -- 0.9%
                               Biotechnology -- 0.4%
     700,000                   Amgen, Inc., 2.5%, 11/15/16                         $       706,616
     600,000          0.76     Amgen, Inc., Floating Rate Note, 5/22/17                    598,307
     600,000                   Celgene Corp., 2.125%, 8/15/18                              602,710
     750,000                   Gilead Sciences, Inc., 1.85%, 9/4/18                        757,887
                                                                                   ---------------
                                                                                   $     2,665,520
--------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 0.2%
     750,000                   Bayer US Finance LLC, 1.5%, 10/6/17 (144A)          $       751,328
     750,000          0.51     Pfizer, Inc., Floating Rate Note, 5/15/17                   747,502
                                                                                   ---------------
                                                                                   $     1,498,830
--------------------------------------------------------------------------------------------------
                               Life Sciences Tools & Services -- 0.3%
     600,000                   Thermo Fisher Scientific, Inc., 1.3%, 2/1/17        $       597,857
   1,000,000                   Thermo Fisher Scientific, Inc., 2.4%, 2/1/19              1,003,572
                                                                                   ---------------
                                                                                   $     1,601,429
                                                                                   ---------------
                               Total Pharmaceuticals, Biotechnology &
                               Life Sciences                                       $     5,765,779
--------------------------------------------------------------------------------------------------
                               BANKS -- 8.5%
                               Diversified Banks -- 4.8%
     750,000          0.74     Abbey National Treasury Services Plc, Floating Rate
                               Note, 9/29/17                                       $       743,967
     750,000          1.42     ABN AMRO Bank NV, Floating Rate Note,
                               10/28/16 (144A)                                             751,140
   1,000,000                   ANZ New Zealand Int'l, Ltd. London, 1.125%,
                               3/24/16 (144A)                                            1,000,176
     500,000                   Bank of America Corp., 1.35%, 11/21/16                      499,753
     408,000          1.00     Bank of America Corp., Floating Rate Note, 8/25/17          405,124
     750,000                   Bank of America NA, 1.75%, 6/5/18                           745,268
     470,000          0.87     Bank of Montreal, Floating Rate Note, 7/14/17               468,406
     229,000          0.94     Barclays Bank Plc, Floating Rate Note, 2/17/17              228,417
     550,000          1.87     BPCE SA, Floating Rate Note, 4/25/16                        550,827
     500,000                   Citigroup, Inc., 1.3%, 4/1/16                               500,173
     600,000                   Citigroup, Inc., 1.35%, 3/10/17                             598,837
     750,000                   Citigroup, Inc., 1.8%, 2/5/18                               745,050
     750,000          1.04     Citigroup, Inc., Floating Rate Note, 11/15/16               749,136
     500,000          1.12     Citigroup, Inc., Floating Rate Note, 4/1/16                 500,172
     600,000          1.01     Citigroup, Inc., Floating Rate Note, 4/27/18                593,550
     750,000          1.58     Citigroup, Inc., Floating Rate Note, 7/25/16                751,012
     650,000          0.70     Commonwealth Bank of Australia, Floating Rate Note,
                               3/13/17 (144A)                                              649,661
     750,000          0.60     Commonwealth Bank of Australia, Floating Rate Note,
                               9/8/17 (144A)                                               747,372
     500,000          1.01     Cooperatieve Rabobank UA New York, Floating Rate
                               Note, 3/18/16                                               500,078

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 53

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Diversified Banks -- (continued)
     750,000          0.63     HSBC USA, Inc., Floating Rate Note, 6/23/17         $       746,218
     500,000          0.88     JPMorgan Chase & Co., Floating Rate Note, 2/15/17           499,448
     500,000          2.50     JPMorgan Chase & Co., Floating Rate Note, 2/25/21           490,000
     610,000          0.83     JPMorgan Chase Bank NA, Floating Rate Note, 6/13/16         609,639
     250,000          0.82     Nordea Bank AB, Floating Rate Note, 5/13/16 (144A)          249,964
   1,000,000                   Royal Bank of Canada, 1.45%, 9/9/16                       1,002,835
     550,000          0.95     Royal Bank of Canada, Floating Rate Note, 1/23/17           549,842
   1,000,000          0.76     Royal Bank of Canada, Floating Rate Note, 6/16/17           997,048
     750,000          0.75     Sumitomo Mitsui Banking Corp., Floating Rate
                               Note, 1/10/17                                               748,806
     300,000          1.29     Sumitomo Mitsui Banking Corp., Floating Rate
                               Note, 7/19/16                                               300,401
     500,000          1.11     Sumitomo Mitsui Trust Bank, Ltd., Floating Rate
                               Note, 9/16/16 (144A)                                        499,898
   1,250,000          1.06     Svenska Handelsbanken AB, Floating Rate
                               Note, 9/23/16                                             1,251,212
     500,000                   The Bank of Nova Scotia, 1.1%, 12/13/16                     500,425
     500,000                   The Bank of Nova Scotia, 1.375%, 7/15/16                    501,216
     500,000                   The Bank of Nova Scotia, 1.45%, 4/25/18                     497,078
   1,000,000                   The Bank of Tokyo-Mitsubishi UFJ, Ltd., 1.55%,
                               9/9/16 (144A)                                             1,001,250
     305,000                   The Bank of Tokyo-Mitsubishi UFJ, Ltd., 2.7%,
                               9/9/18 (144A)                                               309,560
     500,000          0.74     The Bank of Tokyo-Mitsubishi UFJ, Ltd., Floating
                               Rate Note, 3/10/17 (144A)                                   498,757
     500,000          0.64     The Bank of Tokyo-Mitsubishi UFJ, Ltd., Floating
                               Rate Note, 9/8/17 (144A)                                    497,434
     500,000                   The Huntington National Bank, 1.3%, 11/20/16                500,052
     500,000          1.04     The Huntington National Bank, Floating Rate
                               Note, 4/24/17                                               497,147
     750,000          0.95     The Korea Development Bank, Floating Rate
                               Note, 1/22/17                                               749,966
     500,000                   The Toronto-Dominion Bank, 1.4%, 4/30/18                    497,095
     500,000          0.85     The Toronto-Dominion Bank, Floating Rate
                               Note, 5/2/17                                                498,942
     500,000          0.94     The Toronto-Dominion Bank, Floating Rate
                               Note, 9/9/16                                                500,736
     750,000          0.72     US Bancorp, Floating Rate Note, 4/25/19                     744,261
     500,000                   Wells Fargo & Co., 1.25%, 7/20/16                           500,945
     575,000          1.25     Wells Fargo & Co., Floating Rate Note, 4/23/18              572,420
   1,000,000          0.70     Westpac Banking Corp., Floating Rate Note, 5/19/17          997,443
                                                                                   ---------------
                                                                                   $    29,538,157
--------------------------------------------------------------------------------------------------
                               Regional Banks -- 3.7%
     103,000                   BB&T Corp., 1.6%, 8/15/17                           $       103,094
     500,000                   Branch Banking & Trust Co., 1.35%, 10/1/17                  498,535

The accompanying notes are an integral part of these financial statements.

54 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Regional Banks -- (continued)
   1,370,000                   Branch Banking & Trust Co., 1.45%, 10/3/16          $     1,373,933
     500,000                   Branch Banking & Trust Co., 2.3%, 10/15/18                  505,737
     250,000          0.68     Branch Banking & Trust Co., Floating Rate
                               Note, 5/23/17                                               248,958
   1,575,000          0.82     Branch Banking & Trust Co., Floating Rate
                               Note, 9/13/16                                             1,572,625
     750,000                   Capital One NA, 2.35%, 8/17/18                              746,518
     700,000          0.77     Capital One NA, Floating Rate Note, 3/22/16                 699,883
   1,440,000          0.77     Fifth Third Bancorp, Floating Rate Note, 12/20/16         1,434,257
     750,000                   Fifth Third Bank Cincinnati Ohio, 1.15%, 11/18/16           750,233
     500,000                   KeyBank NA Cleveland Ohio, 1.1%, 11/25/16                   499,443
   1,000,000                   KeyBank NA Cleveland Ohio, 1.65%, 2/1/18                    996,915
     500,000          0.99     Manufacturers & Traders Trust Co., Floating Rate
                               Note, 1/30/17                                               498,992
   1,000,000          0.92     Manufacturers & Traders Trust Co., Floating Rate
                               Note, 7/25/17                                               993,899
   1,000,000                   MUFG Union Bank NA, 2.625%, 9/26/18                       1,012,808
   1,450,000          1.08     MUFG Union Bank NA, Floating Rate Note, 9/26/16           1,451,678
     250,000          0.86     National City Bank Cleveland Ohio, Floating Rate
                               Note, 12/15/16                                              249,291
   1,000,000          0.68     Nordea Bank Finland Plc New York, Floating Rate
                               Note, 6/13/16                                               999,943
     450,000                   PNC Bank NA, 1.125%, 1/27/17                                449,917
     550,000                   PNC Bank NA, 1.3%, 10/3/16                                  550,811
     600,000                   PNC Bank NA, 1.6%, 6/1/18                                   596,807
     490,000                   PNC Bank NA, 5.25%, 1/15/17                                 507,228
     750,000          0.92     PNC Bank NA, Floating Rate Note, 8/1/17                     746,586
     500,000                   SunTrust Bank, 1.35%, 2/15/17                               499,393
     805,000          0.80     SunTrust Bank, Floating Rate Note, 2/15/17                  802,124
     500,000                   SunTrust Banks, Inc., 3.5%, 1/20/17                         508,420
     750,000          1.05     The Toronto-Dominion Bank, Floating Rate
                               Note, 7/2/19                                                737,370
     750,000          1.10     UBS AG, Floating Rate Note, 9/26/16                         750,246
     450,000          1.20     US Bank NA Cincinnati Ohio, Floating Rate
                               Note, 1/29/18                                               450,158
   1,077,000          0.61     Wachovia Corp., Floating Rate Note, 6/15/17               1,071,399
     250,000          0.57     Wells Fargo Bank NA, Floating Rate Note, 5/16/16            250,047
                                                                                   ---------------
                                                                                   $    22,557,248
                                                                                   ---------------
                               Total Banks                                         $    52,095,405
--------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 4.3%
                               Other Diversified Financial Services -- 0.2%
     500,000                   Bank of America NA, 1.25%, 2/14/17                  $       499,578
     750,000          0.64     General Electric Co., Floating Rate Note, 5/15/17           749,647
                                                                                   ---------------
                                                                                   $     1,249,225
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 55

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Multi-Sector Holdings -- 0.3%
   1,000,000          0.77     Berkshire Hathaway Finance Corp., Floating Rate
                               Note, 1/10/17                                       $     1,000,019
   1,000,000          0.74     Berkshire Hathaway Finance Corp., Floating Rate
                               Note, 8/14/17                                               996,003
                                                                                   ---------------
                                                                                   $     1,996,022
--------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.1%
     175,000                   Harley-Davidson Financial Services, Inc., 3.875%,
                               3/15/16 (144A)                                      $       175,186
     500,000          0.68     National Rural Utilities Cooperative Finance Corp.,
                               Floating Rate Note, 11/23/16                                500,074
     150,000                   NYSE Holdings LLC, 2.0%, 10/5/17                            151,146
                                                                                   ---------------
                                                                                   $       826,406
--------------------------------------------------------------------------------------------------
                               Consumer Finance -- 2.2%
     500,000                   Ally Financial, Inc., 3.6%, 5/21/18                 $       497,500
     500,000                   American Express Credit Corp., 1.3%, 7/29/16                500,902
   1,000,000          0.62     American Express Credit Corp., Floating Rate
                               Note, 9/22/17                                               993,027
     500,000                   American Honda Finance Corp., 1.125%, 10/7/16               501,040
     750,000                   American Honda Finance Corp., 1.2%, 7/14/17                 748,420
     750,000          0.64     American Honda Finance Corp., Floating Rate
                               Note, 12/11/17                                              747,961
     750,000                   Capital One Bank USA NA, 1.15%, 11/21/16                    748,949
     750,000                   Capital One NA, 1.65%, 2/5/18                               740,396
   1,000,000                   Caterpillar Financial Services Corp., 1.0%, 11/25/16      1,001,604
   1,125,000                   Caterpillar Financial Services Corp., 1.35%, 9/6/16       1,128,114
     500,000                   Hyundai Capital America, 1.875%, 8/9/16 (144A)              501,038
   1,375,000                   Hyundai Capital America, 3.75%, 4/6/16 (144A)             1,378,438
     485,000          0.52     PACCAR Financial Corp., Floating Rate Note, 6/6/17          484,317
   3,150,000                   Toyota Motor Credit Corp., 0.75%, 3/3/17 (Step)           3,150,088
                                                                                   ---------------
                                                                                   $    13,121,794
--------------------------------------------------------------------------------------------------
                               Asset Management & Custody Banks -- 0.1%
     750,000                   The Bank of New York Mellon Corp., 1.969%,
                               6/20/17 (Step)                                      $       757,514
--------------------------------------------------------------------------------------------------
                               Investment Banking & Brokerage -- 1.1%
     750,000          1.06     Morgan Stanley, Floating Rate Note, 1/5/18          $       747,284
     275,000          3.10     Morgan Stanley, Floating Rate Note, 11/9/18                 281,395
     500,000          2.00     Morgan Stanley, Floating Rate Note, 2/1/19                  502,746
     500,000          1.30     Morgan Stanley, Floating Rate Note, 6/6/16                  498,464
     650,000                   North American Development Bank, 2.3%, 10/10/18             665,473
   2,108,000                   Raymond James Financial, Inc., 4.25%, 4/15/16             2,115,072
   1,500,000          0.77     The Bear Stearns Companies LLC, Floating Rate
                               Note, 11/21/16                                            1,498,311

The accompanying notes are an integral part of these financial statements.

56 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                               Investment Banking & Brokerage -- (continued)
     475,000          0.77     The Goldman Sachs Group, Inc., Floating Rate
                               Note, 3/22/16                                           $       475,057
                                                                                       ---------------
                                                                                       $     6,783,802
------------------------------------------------------------------------------------------------------
                               Diversified Capital Markets -- 0.3%
     814,000                   GE Capital International Funding Co., 0.964%,
                               4/15/16 (144A)                                          $       814,146
     750,000          2.01     ICBCIL Finance Co, Ltd., Floating Rate Note,
                               11/13/18 (144A)                                                 749,184
                                                                                       ---------------
                                                                                       $     1,563,330
                                                                                       ---------------
                               Total Diversified Financials                            $    26,298,093
------------------------------------------------------------------------------------------------------
                               INSURANCE -- 7.2%
                               Insurance Brokers -- 0.1%
     750,000                   Aon Corp., 3.125%, 5/27/16                              $       753,520
------------------------------------------------------------------------------------------------------
                               Life & Health Insurance -- 0.4%
     500,000          0.54     Pricoa Global Funding I, Floating Rate Note,
                               6/24/16 (144A)                                          $       499,914
     750,000                   Principal Life Global Funding II, 1.2%, 5/19/17 (144A)          749,157
     750,000          0.98     Principal Life Global Funding II, Floating Rate Note,
                               12/1/17 (144A)                                                  749,727
     390,000          0.78     Principal Life Global Funding II, Floating Rate Note,
                               5/27/16 (144A)                                                  390,218
                                                                                       ---------------
                                                                                       $     2,389,016
------------------------------------------------------------------------------------------------------
                               Multi-line Insurance -- 0.7%
     300,000          0.85     Metropolitan Life Global Funding I, Floating Rate Note,
                               7/15/16 (144A)                                          $       300,440
     800,000                   New York Life Global Funding, 1.125%, 3/1/17 (144A)             801,298
     750,000                   New York Life Global Funding, 1.45%,
                               12/15/17 (144A)                                                 751,230
   1,050,000          0.97     New York Life Global Funding, Floating Rate Note,
                               5/23/16 (144A)                                                1,050,152
   1,100,000                   The Hartford Financial Services Group, Inc.,
                               5.5%, 10/15/16                                                1,125,362
                                                                                       ---------------
                                                                                       $     4,028,482
------------------------------------------------------------------------------------------------------
                               Reinsurance -- 6.0%
     300,000          4.05     Acorn Re, Ltd., Floating Rate Note, 7/17/18
                               (Cat Bond) (144A)                                       $       301,110
     250,000          5.29     Alamo Re, Ltd., Floating Rate Note, 6/7/17
                               (Cat Bond) (144A)                                               253,675
     350,000          6.12     Alamo Re, Ltd., Floating Rate Note, 6/7/18
                               (Cat Bond) (144A)                                               357,210
     218,850                   Altair Re, Variable Rate Notes, 6/30/16 (e) (g)                   9,104
     347,880                   Altair Re, Variable Rate Notes, 6/30/17 (e) (g)                 139,396
     100,000                   Arlington Segregated Account (Kane SAC Ltd.),
                               Variable Rate Notes, 8/31/16 (e) (g)                            111,380

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 57

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Reinsurance -- (continued)
     500,000          3.80     Atlas IX Capital DAC, Floating Rate Note, 1/17/19
                               (Cat Bond) (144A)                                   $       508,950
     300,000                   Berwick 2016-1 Segregated Account (Kane SAC Ltd.),
                               Variable Rate Notes, 2/1/18 (e) (g)                         303,360
     800,000          4.56     Blue Danube II, Ltd., Floating Rate Note, 5/23/18
                               (Cat Bond) (144A)                                           799,040
     400,000                   Caelus Re IV, Ltd., Floating Rate Note, 3/6/20
                               (Cat Bond) (144A) (e)                                       400,000
     500,000          5.25     Caelus Re, Ltd., Floating Rate Note, 3/7/16
                               (Cat Bond) (144A)                                           499,700
     750,000          7.17     Caelus Re, Ltd., Floating Rate Note, 4/7/17
                               (Cat Bond) (144A)                                           760,575
     250,000                   Carnosutie 2016-N,Segregated Account (Kane
                               SAC Ltd.), Variance Rate Notes, 11/30/20 (e) (g)            252,500
     250,000          4.77     Citrus Re, Ltd., Floating Rate Note, 4/18/17
                               (Cat Bond) (144A)                                           246,500
     600,000          4.29     Citrus Re, Ltd., Floating Rate Note, 4/24/17
                               (Cat Bond) (144A)                                           594,660
     100,000                   Clarendon Segregated Account (Kane SAC Ltd.),
                               Variable Rate Notes, 6/15/16 (e) (g)                         99,980
     500,000          2.99     East Lane Re VI, Ltd., Floating Rate Note, 3/14/18
                               (Cat Bond) (144A)                                           493,250
       7,000                   Eden Re II, Ltd., Variable Rate Notes,
                               4/19/18 (144A) (e) (g)                                       52,500
     600,000                   Eden Re II, Variable Rate Notes, 4/23/19 (e) (g)            600,000
   2,050,000         10.22     Everglades Re, Ltd., Floating Rate Note, 3/28/16
                               (Cat Bond) (144A)                                         2,059,020
     500,000          7.59     Galileo Re, Ltd., Floating Rate Note, 1/9/17
                               (Cat Bond) (144A)                                           502,600
     600,000          6.58     Gator Re, Ltd., Floating Rate Note, 1/9/17
                               (Cat Bond) (144A)                                           575,640
     300,000                   Gleneagles Segregated Account (KANE SAC Ltd),
                               Variable Rate Notes, 11/30/20 (e) (g)                       305,400
     750,000          2.51     Golden State Re II, Ltd., Floating Rate Note,
                               1/8/19 (Cat Bond) (144A)                                    734,325
     600,000                   Gullane Segregated Account (Kane SAC Ltd.),
                               Variable Rate Notes, 11/30/20 (e) (g)                       614,700
     250,000          4.81     Ibis Re II, Ltd., Floating Rate Note, 6/28/16
                               (Cat Bond) (144A)                                           251,000
   1,000,000          4.31     Ibis Re II, Ltd., Floating Rate Note, 6/28/16
                               (Cat Bond) (144A)                                         1,002,400
     750,000          3.92     Kilimanjaro Re, Ltd., Floating Rate Note,
                               11/25/19 (144A)                                             734,775
     250,000          7.06     Kilimanjaro Re, Ltd., Floating Rate Note,
                               12/6/19 (144A)                                              249,975
     250,000          9.56     Kilimanjaro Re, Ltd., Floating Rate Note,
                               12/6/19 (144A)                                              250,525

The accompanying notes are an integral part of these financial statements.

58 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                               Reinsurance -- (continued)
     650,000          4.92     Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                               (Cat Bond) (144A)                                       $       645,905
     350,000          4.67     Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                               (Cat Bond) (144A)                                               345,135
     450,000          2.25     Kizuna Re II, Ltd., Floating Rate Note, 4/6/18
                               (Cat Bond) (144A)                                               448,470
     250,000                   Lahinch Re, Variable Rate Notes, 6/15/16 (e) (g)                252,625
   2,000,000          4.49     Longpoint Re, Ltd. III, Floating Rate Note, 5/18/16
                               (Cat Bond) (144A)                                             2,002,000
     750,000          3.75     Longpoint Re, Ltd. III, Floating Rate Note, 5/23/18
                               (Cat Bond) (144A)                                               754,350
     250,000                   Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (e) (g)           289,375
     650,000          2.00     Merna Re V, Ltd., Floating Rate Note, 4/7/17
                               (Cat Bond) (144A)                                               647,465
     400,000          4.81     MetroCat Re, Ltd., Floating Rate Note, 8/5/16
                               (Cat Bond) (144A)                                               401,200
     500,000          9.03     Mythen Re, Ltd., Series 2012-2 Class A, Floating
                               Rate Note, 1/5/17 (Cat Bond) (144A)                             513,750
     500,000          7.42     Northshore Re, Ltd., Floating Rate Note, 7/5/16
                               (Cat Bond) (144A)                                               504,450
   1,000,000                   Pangaea Re, Series 2015-2, Principal at Risk Notes,
                               11/30/19 (e) (g)                                              1,076,700
     800,000                   Pangaea Re., Variable Rate Notes, 11/30/20 (e) (g)              806,800
     700,000                   Pangaea Re., Variable Rate Notes, 7/1/18 (e) (g)                 12,600
     500,000          4.77     PennUnion Re, Ltd., Floating Rate Note, 12/7/18
                               (Cat Bond) (144A)                                               495,700
     500,000          3.71     Queen City Re, Floating Rate Note, 1/6/19
                               (Cat Bond) (144A)                                               493,000
     500,000          8.76     Queen Street VII Re, Ltd., Floating Rate Note, 4/8/16
                               (Cat Bond) (144A)                                               502,150
     500,000          5.94     Queen Street X Re, Ltd., Floating Rate Note, 6/8/18
                               (Cat Bond) (144A)                                               498,300
     250,000          6.15     Queen Street XI Re Dac, Floating Rate Note, 6/7/19
                               (Cat Bond) (144A)                                               250,650
     250,000         13.04     Residential Reinsurance 2012, Ltd., Floating Rate
                               Note, 12/6/16 (Cat Bond) (144A)                                 256,625
     250,000          6.00     Residential Reinsurance 2012, Ltd., Floating Rate
                               Note, 12/6/16 (Cat Bond) (144A)                                 251,325
   1,150,000          4.75     Residential Reinsurance 2012, Ltd., Floating Rate
                               Note, 12/6/16 (Cat Bond) (144A)                               1,149,770
     250,000          8.25     Residential Reinsurance 2012, Ltd., Floating Rate
                               Note, 6/6/16 (Cat Bond) (144A)                                  252,225
     250,000          9.52     Residential Reinsurance 2013, Ltd., Floating Rate
                               Note, 6/6/17 (Cat Bond) (144A)                                  260,125
     250,000          3.77     Residential Reinsurance 2014, Ltd., Floating Rate
                               Note, 6/6/18 (Cat Bond) (144A)                                  249,425

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 59

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Reinsurance -- (continued)
     750,000          3.67     Sanders Re, Ltd., Floating Rate Note, 5/5/17
                               (Cat Bond) (144A)                                   $       743,475
     750,000          4.31     Sanders Re, Ltd., Floating Rate Note, 5/5/17
                               (Cat Bond) (144A)                                           746,400
     650,000          4.05     Sanders Re, Ltd., Floating Rate Note, 6/7/17
                               (Cat Bond) (144A)                                           647,725
       1,889                   Sector Re V, Ltd., Variable Rate Notes,
                               12/1/19 (144A) (e) (g)                                       61,017
     250,000                   Sector Re V, Ltd., Variable Rate Notes,
                               12/1/20 (144A) (e) (g)                                      254,775
     300,000                   Sector Re V, Ltd., Variable Rate Notes,
                               3/1/20 (144A) (e) (g)                                       339,090
         516                   Sector Re V, Ltd., Variable Rate Notes,
                               3/30/19 (144A) (e) (g)                                        3,874
     250,000                   Silverton Re, Ltd., Variable Rate Notes,
                               9/16/16 (144A) (e) (g)                                        2,350
     400,000                   Silverton Re, Ltd., Variable Rate Notes,
                               9/18/17 (144A) (e) (g)                                       51,280
     250,000                   Silverton Re, Ltd., Variable Rate Notes,
                               9/18/18 (144A) (e) (g)                                      254,650
     300,000                   St. Andrews Segregated Account (Kane SAC Ltd.),
                               Variance Rate Notes, 2/1/18 (e) (g)                         304,980
   1,150,000          8.66     Tar Heel Re, Ltd., Floating Rate Note, 5/9/16
                               (Cat Bond) (144A)                                         1,162,765
     250,000          5.17     Tradewynd Re, Ltd., Floating Rate Note, 1/8/18
                               (Cat Bond) (144A)                                           248,950
     600,000                   Versutus 2016 Class A-1, Variable Rate Notes,
                               11/30/20 (e) (g)                                            607,920
     750,000          2.86     Vita Capital V, Ltd., Floating Rate Note, 1/15/17
                               (Cat Bond) (144A)                                           751,800
   1,550,000          3.96     Vita Capital V, Ltd., Floating Rate Note, 1/15/17
                               (Cat Bond) (144A)                                         1,560,695
     500,000          3.06     Vitality Re IV, Ltd., Floating Rate Note, 1/9/17
                               (Cat Bond) (144A)                                           502,350
     500,000          2.06     Vitality Re V, Ltd., Floating Rate Note, 1/7/19
                               (Cat Bond) (144A)                                           494,050
     400,000                   Vitality Re VII, Ltd., Floating Rate Note, 1/7/20
                               (Cat Bond) (144A) (e)                                       399,960
     250,000                   Vitality Re VII, Ltd., Floating Rate Note, 1/7/20
                               (Cat Bond) (144A) (e)                                       250,000
                                                                                   ---------------
                                                                                   $    36,811,476
                                                                                   ---------------
                               Total Insurance                                     $    43,982,494
--------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 0.1%
                               Health Care REIT -- 0.1%
     500,000                   Welltower, Inc., 2.25%, 3/15/18                     $       498,686
                                                                                   ---------------
                               Total Real Estate                                   $       498,686
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

60 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 0.2%
                               Systems Software -- 0.2%
     300,000                   Oracle Corp., 2.25%, 10/8/19                         $      307,463
     500,000                   Oracle Corp., 2.375%, 1/15/19                               513,784
     575,000          0.52     Oracle Corp., Floating Rate Note, 7/7/17                    574,313
                                                                                    --------------
                                                                                    $    1,395,560
                                                                                    --------------
                               Total Software & Services                            $    1,395,560
--------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                               Computer Storage & Peripherals -- 0.1%
     400,000          0.67     Apple, Inc., Floating Rate Note, 5/3/16              $      400,062
                                                                                    --------------
                               Total Technology Hardware & Equipment                $      400,062
--------------------------------------------------------------------------------------------------
                               SEMICONDUCTORS & SEMICONDUCTOR
                               EQUIPMENT -- 0.3%
                               Semiconductors -- 0.3%
     500,000                   Altera Corp., 2.5%, 11/15/18                         $      511,737
     700,000                   Intel Corp., 1.35%, 12/15/17                                704,313
     300,000                   Micron Semiconductor Asia Pte, Ltd.,
                               1.258%, 1/15/19                                             298,950
     500,000                   Texas Instruments, Inc., 0.875%, 3/12/17                    499,702
                                                                                    --------------
                                                                                    $    2,014,702
                                                                                    --------------
                               Total Semiconductors & Semiconductor Equipment       $    2,014,702
--------------------------------------------------------------------------------------------------
                               TELECOMMUNICATION SERVICES -- 1.2%
                               Integrated Telecommunication Services -- 1.0%
   1,000,000                   AT&T, Inc., 2.4%, 8/15/16                            $    1,005,966
   1,000,000                   British Telecommunications Plc, 1.625%, 6/28/16           1,001,623
   1,000,000                   GTP Acquisition Partners I LLC, 2.35%,
                               6/15/45 (144A)                                              992,580
     500,000                   Ooredoo International Finance, Ltd., 3.375%,
                               10/14/16 (144A)                                             504,916
   2,515,000          2.04     Verizon Communications, Inc., Floating Rate
                               Note, 9/15/16                                             2,528,332
                                                                                    --------------
                                                                                    $    6,033,417
--------------------------------------------------------------------------------------------------
                               Wireless Telecommunication Services -- 0.2%
   1,000,000          1.34     America Movil SAB de CV, Floating Rate
                               Note, 9/12/16                                        $    1,000,108
                                                                                    --------------
                               Total Telecommunication Services                     $    7,033,525
--------------------------------------------------------------------------------------------------
                               UTILITIES -- 1.2%
                               Electric Utilities -- 1.1%
     500,000                   American Electric Power Co., Inc., 1.65%, 12/15/17   $      496,537
     500,000                   Commonwealth Edison Co., 1.95%, 9/1/16                      501,477
     750,000                   Duke Energy Carolinas LLC, 1.75%, 12/15/16                  752,297
     303,000          0.97     Duke Energy Indiana LLC, Floating Rate Note, 7/11/16        303,034
     440,000          0.57     Duke Energy Progress LLC, Floating Rate
                               Note, 11/20/17                                              434,199

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 61

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                               Electric Utilities -- (continued)
     411,000          0.65     Duke Energy Progress LLC, Floating Rate Note, 3/6/17   $      409,793
     750,000          1.08     Electricite de France SA, Floating Rate Note,
                               1/20/17 (144A)                                                748,360
     750,000                   Exelon Corp., 1.55%, 6/9/17                                   746,364
     827,000          0.66     Georgia Power Co., Floating Rate Note, 3/15/16                826,963
     500,000          0.76     Georgia Power Co., Floating Rate Note, 8/15/16                499,478
     750,000                   NextEra Energy Capital Holdings, Inc., 2.056%, 9/1/17         752,988
     341,000          0.60     NSTAR Electric Co., Floating Rate Note, 5/17/16               340,563
                                                                                      --------------
                                                                                      $    6,812,053
----------------------------------------------------------------------------------------------------
                               Independent Power Producers & Energy
                               Traders -- 0.1%
     500,000                   PSEG Power LLC, 2.75%, 9/15/16                         $      503,451
                                                                                      --------------
                               Total Utilities                                        $    7,315,504
----------------------------------------------------------------------------------------------------
                               GOVERNMENT -- 0.2%
                               Government -- 0.2%
   1,000,000                   Banco Nacional de Desenvolvimento Economico e
                               Social, 3.375%, 9/26/16 (144A)                         $      997,500
                                                                                      --------------
                               Total Government                                       $      997,500
----------------------------------------------------------------------------------------------------
                               TOTAL CORPORATE BONDS
                               (Cost $200,468,388)                                    $  199,557,651
----------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS -- 13.8%
   1,462,948                   Fannie Mae, 2.0%, 11/1/23                              $    1,505,679
   1,049,049                   Fannie Mae, 2.5%, 3/1/28                                    1,080,930
     319,692                   Fannie Mae, 2.5%, 6/1/23                                      329,716
   1,023,812                   Fannie Mae, 3.0%, 10/1/27                                   1,070,438
   1,216,675                   Fannie Mae, 3.0%, 11/1/27                                   1,274,253
     681,606                   Fannie Mae, 3.0%, 5/1/21                                      711,336
     412,835                   Fannie Mae, 4.0%, 12/1/19                                     430,753
     226,519                   Fannie Mae, 4.5%, 1/1/41                                      247,923
     367,211                   Fannie Mae, 4.5%, 5/1/39                                      405,140
     615,031                   Fannie Mae, 4.5%, 5/1/39                                      682,647
     520,071                   Fannie Mae, 5.0%, 10/1/41                                     578,188
     172,451                   Fannie Mae, 5.0%, 11/1/20                                     183,670
      44,012                   Fannie Mae, 5.5%, 12/1/35                                      49,361
     234,514                   Fannie Mae, 5.5%, 8/1/37                                      265,542
     414,751                   Fannie Mae, 6.0%, 10/1/22                                     449,313
      32,423                   Fannie Mae, 6.0%, 2/1/34                                       36,923
      24,487                   Fannie Mae, 6.0%, 4/1/38                                       27,873
     225,827                   Fannie Mae, 6.5%, 4/1/29                                      257,608
         111                   Fannie Mae, 6.5%, 6/1/16                                          112
       5,540                   Fannie Mae, 6.5%, 7/1/32                                        6,507

The accompanying notes are an integral part of these financial statements.

62 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                       Value
------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS -- (continued)
       7,453                   Fannie Mae, 6.5%, 8/1/17                          $         7,607
      13,591                   Fannie Mae, 7.0%, 1/1/36                                   15,722
      16,492                   Fannie Mae, 7.0%, 7/1/17                                   16,609
      49,579          2.78     Fannie Mae, Floating Rate Note, 1/1/25                     50,591
      96,569          2.82     Fannie Mae, Floating Rate Note, 10/1/29                    97,940
      78,834          2.40     Fannie Mae, Floating Rate Note, 10/1/29                    80,003
     300,004          2.23     Fannie Mae, Floating Rate Note, 10/1/36                   301,809
      78,067          2.67     Fannie Mae, Floating Rate Note, 11/1/24                    81,281
       1,600          2.41     Fannie Mae, Floating Rate Note, 11/1/25                     1,681
      29,622          1.72     Fannie Mae, Floating Rate Note, 11/1/40                    29,729
      47,386          2.57     Fannie Mae, Floating Rate Note, 12/1/28                    49,411
     171,983          4.33     Fannie Mae, Floating Rate Note, 12/1/36                   183,071
       7,017          2.58     Fannie Mae, Floating Rate Note, 2/1/27                      7,061
         965          3.47     Fannie Mae, Floating Rate Note, 2/1/33                      1,018
       2,986          2.71     Fannie Mae, Floating Rate Note, 4/1/28                      3,011
       2,631          2.91     Fannie Mae, Floating Rate Note, 4/1/29                      2,698
      45,875          2.53     Fannie Mae, Floating Rate Note, 7/1/36                     48,747
     790,412                   Federal Home Loan Mortgage Corp., 2.5%, 10/1/27           814,686
     151,726                   Federal Home Loan Mortgage Corp., 4.0%, 5/1/24            160,469
      89,447                   Federal Home Loan Mortgage Corp., 4.5%, 7/1/19             92,516
      90,164                   Federal Home Loan Mortgage Corp., 4.5%, 7/1/19             93,251
      80,124                   Federal Home Loan Mortgage Corp., 5.0%, 12/1/39            88,444
      50,945                   Federal Home Loan Mortgage Corp., 5.0%, 2/1/21             54,578
      33,229                   Federal Home Loan Mortgage Corp., 5.5%, 8/1/23             35,979
       1,130                   Federal Home Loan Mortgage Corp., 6.5%, 7/1/16              1,136
       1,947          2.62     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 1/1/28                                                2,044
     315,038          2.73     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 10/1/31                                             319,780
       5,010          2.56     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 11/1/31                                               5,282
     250,975          2.78     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 12/1/31                                             251,663
      15,587          2.72     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 4/1/25                                               16,013
       1,919          2.70     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 4/1/29                                                1,942
       4,691          2.30     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 5/1/25                                                4,695
       2,190          2.88     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 7/1/18                                                2,200
      82,678          2.66     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 8/1/31                                               86,121

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 63

---------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS -- (continued)
         828          2.50     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 8/1/31                                         $           851
   1,545,634                   Federal National Mortgage Association, 2.0%, 8/1/23        1,590,794
     942,834                   Federal National Mortgage Association, 2.5%, 9/1/22          971,234
     611,123                   Federal National Mortgage Association, 3.0%, 12/1/21         638,126
     689,912                   Federal National Mortgage Association, 4.0%, 1/1/20          719,794
     773,481                   Federal National Mortgage Association, 4.0%, 10/1/20         808,156
     783,319                   Federal National Mortgage Association, 4.0%, 3/1/21          818,498
     244,524                   Federal National Mortgage Association, 4.0%, 8/1/19          254,857
     223,408                   Government National Mortgage Association I,
                               5.0%, 8/15/19                                                235,882
     112,793                   Government National Mortgage Association I,
                               6.0%, 11/15/36                                               129,529
      52,465                   Government National Mortgage Association I,
                               6.0%, 12/15/31                                                60,682
      51,585                   Government National Mortgage Association I,
                               6.0%, 3/15/17                                                 52,261
      29,615                   Government National Mortgage Association I,
                               6.5%, 10/15/37                                                36,131
      26,915                   Government National Mortgage Association I,
                               6.5%, 5/15/31                                                 30,877
       7,099                   Government National Mortgage Association I,
                               6.5%, 7/15/35                                                  8,158
      50,965                   Government National Mortgage Association I,
                               7.5%, 10/15/36                                                60,026
     203,795                   Government National Mortgage Association II,
                               6.0%, 10/20/21                                               215,572
     158,656                   Government National Mortgage Association II,
                               6.0%, 11/20/22                                               170,677
     143,880                   Government National Mortgage Association II,
                               6.0%, 4/20/22                                                152,272
      89,093                   Government National Mortgage Association II,
                               6.0%, 8/20/19                                                 92,539
     500,000                   Private Export Funding Corp., 2.125%, 7/15/16                502,656
   3,000,000                   U.S. Treasury Bills, 0.0%, 8/18/16                         2,993,487
  10,000,000          0.49     U.S. Treasury Note, Floating Rate Note, 10/31/17           9,995,060
  14,500,000                   U.S. Treasury Notes, 0.5%, 7/31/16                        14,499,420
  23,000,000                   U.S. Treasury Notes, 0.5%, 8/31/16                        22,998,198
  11,000,000                   U.S. Treasury Notes, 0.625%, 6/30/17                      10,981,949
   2,500,000                   U.S. Treasury Notes, 0.875%, 1/15/18                       2,503,320
---------------------------------------------------------------------------------------------------
                               TOTAL U.S. GOVERNMENT AND
                               AGENCY OBLIGATIONS
                               (Cost $83,935,287)                                   $    84,123,706
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

64 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

---------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------
                               MUNICIPAL BONDS -- 0.2% (d)
                               Municipal Airport -- 0.1%
     475,000                   Massachusetts Port Authority, 5.0%, 7/1/16           $       482,225
---------------------------------------------------------------------------------------------------
                               Higher Municipal Education -- 0.1%
     500,000                   University of California, 0.966%, 5/15/17            $       501,895
---------------------------------------------------------------------------------------------------
                               TOTAL MUNICIPAL BONDS
                               (Cost $991,858)                                      $       984,120
---------------------------------------------------------------------------------------------------
                               SENIOR FLOATING RATE LOAN
                               INTERESTS -- 6.9%**
                               ENERGY -- 0.1%
                               Integrated Oil & Gas -- 0.1%
     833,000          4.00     Seadrill Operating LP, Initial Term Loan, 2/14/21    $       352,463
---------------------------------------------------------------------------------------------------
                               Oil & Gas Storage & Transportation -- 0.0%+
     278,824          4.00     Energy Transfer Equity LP, Loan (2015), 12/2/19      $       225,150
                                                                                    ---------------
                               Total Energy                                         $       577,613
---------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.6%
                               Commodity Chemicals -- 0.2%
     519,750          4.75     Eco Services Operations, Initial Term Loan, 10/8/21  $       483,368
     445,431          4.50     Tronox Pigments Holland BV, New Term Loan, 3/19/20           393,789
                                                                                    ---------------
                                                                                    $       877,157
---------------------------------------------------------------------------------------------------
                               Specialty Chemicals -- 0.4%
     544,500          3.75     Huntsman International LLC, 2014-1 Incremental
                               Term Loan, 9/30/21                                   $       529,073
   1,235,430          5.50     MacDermid, Inc., Tranche B Term Loan (First
                               Lien), 6/7/20                                              1,130,033
     498,750          5.50     MacDermid, Inc., Tranche B-3 Term Loan, 6/7/20               456,201
     147,022          2.75     WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                  145,037
                                                                                    ---------------
                                                                                    $     2,260,344
---------------------------------------------------------------------------------------------------
                               Construction Materials -- 0.0%+
     193,667          4.25     CeramTec Service GmbH, Initial Dollar Term B-1
                               Loan, 8/30/20                                        $       190,519
---------------------------------------------------------------------------------------------------
                               Metal & Glass Containers -- 0.0%+
      98,500          5.50     BWay Intermediate, Initial Term Loan, 8/14/20        $        94,068
---------------------------------------------------------------------------------------------------
                               Diversified Metals & Mining -- 0.0%+
      73,266          4.25     Fortescue Metals Group Ltd., Bank Loan, 6/30/19      $        56,598
---------------------------------------------------------------------------------------------------
                               Steel -- 0.0%+
     145,074          4.50     TMS International Corp., Term B Loan, 10/2/20        $        92,847
---------------------------------------------------------------------------------------------------
                               Paper Products -- 0.0%+
     239,867          5.75     Appvion, Inc., Term Commitment, 6/28/19              $       215,830
                                                                                    ---------------
                               Total Materials                                      $     3,787,363
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 65

---------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 0.7%
                               Aerospace & Defense -- 0.2%
     498,718          4.75     DigitalGlobe, Inc., Term Loan, 1/25/20               $       491,861
     792,604          3.25     Wesco Aircraft Hardware Corp., Tranche B Term
                               Loan (First Lien), 2/24/21                                   740,094
                                                                                    ---------------
                                                                                    $     1,231,955
---------------------------------------------------------------------------------------------------
                               Building Products -- 0.1%
     405,465          4.25     Unifrax Corp., New Term B Loan, 12/31/19             $       372,014
---------------------------------------------------------------------------------------------------
                               Construction & Engineering -- 0.0%+
     221,967          3.75     Aecom Technology, Term Loan B, 10/15/21              $       222,217
---------------------------------------------------------------------------------------------------
                               Electrical Components & Equipment -- 0.1%
     398,159          3.25     Southwire Co., Term Loan, 1/31/21                    $       373,772
     413,849          6.00     WireCo WorldGroup, Inc., Term Loan, 2/15/17                  403,503
                                                                                    ---------------
                                                                                    $       777,275
---------------------------------------------------------------------------------------------------
                               Industrial Conglomerates -- 0.1%
      20,586          4.25     CeramTec Acquisition Corp., Initial Dollar Term
                               B-2 Loan, 8/30/20                                    $        20,252
      59,016          4.25     CeramTec GmbH, Dollar Term B-3 Loan, 8/30/20                  58,057
     326,836          4.50     Milacron LLC, Term Loan, 9/28/20                             321,116
                                                                                    ---------------
                                                                                    $       399,425
---------------------------------------------------------------------------------------------------
                               Construction & Farm Machinery &
                               Heavy Trucks -- 0.1%
     399,000          6.50     Navistar, Inc., Tranche B Term Loan, 8/17/17         $       343,140
     255,103          3.50     Terex Corp., U.S. Term Loan, 8/13/21                         248,725
     255,103          4.50     Terex Corporation, Term Loan (First Lien), 12/15/22          248,725
                                                                                    ---------------
                                                                                    $       840,590
---------------------------------------------------------------------------------------------------
                               Industrial Machinery -- 0.1%
     498,750          0.00     NN, Inc., Initial Term Loan, 10/2/22                 $       490,022
---------------------------------------------------------------------------------------------------
                               Trading Companies & Distributors -- 0.0%+
      61,163          3.75     WESCO Distribution, Inc., Tranche B-1
                               Loan, 12/12/19                                       $        61,220
                                                                                    ---------------
                               Total Capital Goods                                  $     4,394,718
---------------------------------------------------------------------------------------------------
                               COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                               Environmental & Facilities Services -- 0.1%
     948,276          5.00     Wheelabrator, Term B Loan, 10/15/21                  $       865,302
      42,146          5.00     Wheelabrator, Term C Loan, 10/15/21                           38,458
                                                                                    ---------------
                                                                                    $       903,760
---------------------------------------------------------------------------------------------------
                               Office Services & Supplies -- 0.1%
     325,000          4.25     West Corp., Term B-11 Loan, 11/20/21                 $       323,883
---------------------------------------------------------------------------------------------------
                               Security & Alarm Services -- 0.1%
     474,230          4.00     Garda World Security Corp., Term B Loan, 11/1/20     $       447,264

The accompanying notes are an integral part of these financial statements.

66 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

---------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------
                               Security & Alarm Services -- (continued)
     121,315          4.00     Garda World Security Corp., Term B Loan, 11/8/20     $       114,416
                                                                                    ---------------
                                                                                    $       561,680
---------------------------------------------------------------------------------------------------
                               Human Resource & Employment Services -- 0.0%+
     111,267          3.75     On Assignment, Inc., Initial Term B Loan, 6/5/22     $       111,244
                                                                                    ---------------
                               Total Commercial Services & Supplies                 $     1,900,567
---------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 0.2%
                               Airlines -- 0.1%
     742,500          3.50     American Airlines, Inc., 2015 Term Loan, 10/10/21    $       733,882
      97,980          3.25     Delta Air Lines, Inc., 2014 Term B-1 Loan, 10/18/18           97,941
                                                                                    ---------------
                                                                                    $       831,823
---------------------------------------------------------------------------------------------------
                               Marine -- 0.1%
     435,775          5.25     Navios Maritime Partners LP, Term Loan, 6/27/18      $       344,262
                                                                                    ---------------
                               Total Transportation                                 $     1,176,085
---------------------------------------------------------------------------------------------------
                               AUTOMOBILES & COMPONENTS -- 0.6%
                               Auto Parts & Equipment -- 0.3%
     529,333          6.00     BBB Industries US, Initial Term Loan, 10/15/21       $       526,522
     465,411          3.75     MPG Holdco I, Inc., Tranche B-1 Term Loan
                               (2015), 10/20/21                                             445,282
     169,231          4.25     Schaeffler AG, Facility B-USD, 5/15/20                       169,530
     468,813          4.50     TI Group Automotive Systems LLC, Initial US Term
                               Loan, 6/25/22                                                453,577
                                                                                    ---------------
                                                                                    $     1,594,911
---------------------------------------------------------------------------------------------------
                               Automobile Manufacturers -- 0.3%
     888,150          3.50     Chrysler Group LLC, Term Loan B, 5/24/17             $       884,943
     589,500          3.25     Chrysler Group LLC, Tranche B Term Loan, 12/29/18            585,889
     296,250          6.00     Crown Group llc, Term Loan (First Lien), 9/30/20             278,475
                                                                                    ---------------
                                                                                    $     1,749,307
                                                                                    ---------------
                               Total Automobiles & Components                       $     3,344,218
---------------------------------------------------------------------------------------------------
                               CONSUMER DURABLES & APPAREL -- 0.0%+
                               Apparel, Accessories & Luxury Goods -- 0.0%+
     236,267          3.25     PVH Corp., Tranche B Term Loan, 12/19/19             $       237,809
                                                                                    ---------------
                               Total Consumer Durables & Apparel                    $       237,809
---------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 0.4%
                               Casinos & Gaming -- 0.2%
     339,500          3.50     MGM Resorts International, Term B Loan, 12/20/19     $       336,918
     915,750          6.00     Scientific Games, Initial Term B-2, 10/1/21                  837,453
                                                                                    ---------------
                                                                                    $     1,174,371
---------------------------------------------------------------------------------------------------
                               Hotels, Resorts & Cruise Lines -- 0.0%+
     322,434          3.50     Hilton Worldwide Finance LLC, Initial Term
                               Loan, 9/23/20                                        $       321,830
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 67

-------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                              Value
-------------------------------------------------------------------------------------------------------
                               Restaurants -- 0.1%
     528,609          3.75     1011778 BC ULC, Term B-2 Loan, 12/12/21                  $       526,847
-------------------------------------------------------------------------------------------------------
                               Education Services -- 0.1%
     391,927          4.00     Bright Horizons Family Solutions, Inc., Term B
                               Loan, 1/14/20                                            $       391,600
                                                                                        ---------------
                               Total Consumer Services                                  $     2,414,648
-------------------------------------------------------------------------------------------------------
                               MEDIA -- 0.9%
                               Broadcasting -- 0.5%
     328,125          3.00     CBS Outdoor Americas Capital llc, Tranche B Term
                               Loan (First Lien), 1/15/21                               $       324,177
     453,432          4.04     Entercom Radio llc, Term B-2 Loan, 11/23/18                      449,842
     801,032          3.94     Gray Television, Inc., Term Loan (First Lien), 6/10/21           793,398
     196,474          3.25     Quebecor Media, Inc., Facility B-1 Tranche, 8/17/20              191,255
     434,957          3.00     Sinclair Television Group, Inc., New Tranche B Term
                               Loan, 4/19/20                                                    426,801
     272,925          3.50     The EW Scripps Co., Term Loan, 11/26/20                          270,025
     548,989          3.98     Tribune Media Co., Term B Loan, 12/27/20                         543,728
                                                                                        ---------------
                                                                                        $     2,999,226
-------------------------------------------------------------------------------------------------------
                               Cable & Satellite -- 0.3%
     393,000          2.90     Mediacom Illinois LLC, Tranche F Term Loan, 3/31/18      $       385,631
     476,177          3.60     Ziggo BV, (USD) Tranche B-3 Term Loan, 1/15/22                   458,209
     449,291          3.50     Ziggo BV, Tranche B-1 Term Loan (First Lien), 1/15/22            432,338
     289,532          3.51     Ziggo BV, Tranche B-2 Term Loan (First Lien), 1/15/22            278,607
                                                                                        ---------------
                                                                                        $     1,554,785
-------------------------------------------------------------------------------------------------------
                               Movies & Entertainment -- 0.1%
     244,362          4.00     AMC Entertainment, Inc., Initial Term Loan, 4/30/20      $       244,450
      71,150          3.75     Cinedigm Digital Funding 1 LLC, Term Loan, 2/28/18                70,972
     506,345          3.50     Live Nation Entertainment, Inc., Term B-1
                               Loan, 8/17/20                                                    505,501
                                                                                        ---------------
                                                                                        $       820,923
                                                                                        ---------------
                               Total Media                                              $     5,374,934
-------------------------------------------------------------------------------------------------------
                               RETAILING -- 0.1%
                               Computer & Electronics Retail -- 0.1%
     540,375          3.75     Rent-A-Center, Inc., Term Loan (2014), 2/6/21            $       489,039
                                                                                        ---------------
                               Total Retailing                                          $       489,039
-------------------------------------------------------------------------------------------------------
                               FOOD & STAPLES RETAILING -- 0.1%
                               Food Retail -- 0.1%
     641,903          5.50     Albertsons LLC, Term B-2 Loan, 3/21/19                   $       633,434
                                                                                        ---------------
                               Total Food & Staples Retailing                           $       633,434
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

68 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

-------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                        Value
-------------------------------------------------------------------------------------------------
                               FOOD, BEVERAGE & TOBACCO -- 0.2%
                               Agricultural Products -- 0.1%
     515,813          3.25     Darling International, Inc., Term B USD
                               Loan, 12/19/20                                     $       508,075
-------------------------------------------------------------------------------------------------
                               Packaged Foods & Meats -- 0.0%+
     177,902          3.75     Post Holdings, Inc., Tranche B Loan (First
                               Lien), 5/23/21                                     $       177,934
-------------------------------------------------------------------------------------------------
                               Other Diversified Financial Services -- 0.1%
     195,500          3.75     JBS USA LLC, Incremental Term Loan, 9/18/20        $       190,613
                                                                                  ---------------
                               Total Food, Beverage & Tobacco                     $       876,622
-------------------------------------------------------------------------------------------------
                               HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                               Personal Products -- 0.1%
     498,750          4.25     Party City Holdings, Inc., Term Loan, 8/6/22       $       480,462
                                                                                  ---------------
                               Total Household & Personal Products                $       480,462
-------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                               Health Care Equipment -- 0.1%
     742,424          4.50     Kinetic Concepts, Inc., Term DTL-E1 loan, 5/4/18   $       727,311
-------------------------------------------------------------------------------------------------
                               Health Care Supplies -- 0.1%
     260,788          4.00     Halyard Health, Inc., Term Loan, 11/1/21           $       258,615
     299,250          4.25     Sterigenics-Nordion Holdings LLC, Initial Term
                               Loan, 4/27/22                                              286,158
     300,000          6.25     Vizient, Inc., Initial Term Loan, 2/9/23                   297,875
                                                                                  ---------------
                                                                                  $       842,648
-------------------------------------------------------------------------------------------------
                               Health Care Services -- 0.2%
     500,000          4.50     Envision Healthcare Corp., Tranche B-2 Term
                               Loan, 10/28/22                                     $       498,073
     650,000          5.25     US Renal Care, Inc., Initial Term Loan (First
                               Lien), 11/16/22                                            645,666
                                                                                  ---------------
                                                                                  $     1,143,739
-------------------------------------------------------------------------------------------------
                               Health Care Facilities -- 0.2%
      98,629          3.75     CHS, Incremental 2018 Term F Loan, 12/31/18        $        95,978
      92,562          3.36     CHS, Incremental 2019 Term G Loan, 12/31/19                 88,252
     170,312          4.00     CHS, Incremental 2021 Term H Loan, 1/27/21                 162,143
     272,236          4.25     Kindred Healthcare, Inc., Tranche B Loan (First
                               Lien), 4/10/21                                             257,944
     293,233          6.75     Steward Health Care System LLC, Term Loan, 4/10/20         281,504
                                                                                  ---------------
                                                                                  $       885,821
-------------------------------------------------------------------------------------------------
                               Health Care Technology -- 0.1%
     395,000          3.75     Emdeon Inc., Term B-3 Loan, 2.50%, 11/2/18         $       387,923
                                                                                  ---------------
                               Total Health Care Equipment & Services             $     3,987,442
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 69

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY &
                               LIFE SCIENCES -- 0.2%
                               Pharmaceuticals -- 0.2%
     244,000          3.75     Endo Luxembourg Finance I Co Sarl, 2015 Incremental
                               Term B Loan, 6/24/22                                  $       241,408
     294,750          3.25     Mallinckrodt International Finance SA, Initial Term B
                               Loan, 3/6/21                                                  288,708
     257,286          3.50     Prestige Brands, Inc., Term B-3 Loan, 9/3/21                  257,125
     495,000          4.00     Valeant Pharmaceuticals, Series F-1, 3/11/22                  466,606
                                                                                     ---------------
                                                                                     $     1,253,847
                                                                                     ---------------
                               Total Pharmaceuticals, Biotechnology &
                               Life Sciences                                         $     1,253,847
----------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.3%
                               Other Diversified Financial Services -- 0.3%
     425,000          3.50     Delos Finance SARL, Tranche B Term Loan, 2/27/21      $       423,034
     355,000          3.50     Fly Funding II Sarl, Loan, 8/9/19                             350,729
     742,443          5.00     Nord Anglia Education, Initial Term Loan, 3/31/21             705,321
                                                                                     ---------------
                                                                                     $     1,479,084
----------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.0%+
     197,000          3.25     SBA Senior Finance II LLC, Incremental Tranche B-1
                               Term Loan, 3/31/21                                    $       193,867
----------------------------------------------------------------------------------------------------
                               Investment Banking & Brokerage -- 0.0%+
     144,788          4.25     LPL Holdings, Inc., 2021 Tranche B Term
                               Loan, 3/29/21                                         $       135,376
                                                                                     ---------------
                               Total Diversified Financials                          $     1,808,327
----------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 0.1%
                               Mortgage REIT -- 0.0%+
     195,477          3.50     Starwood Property Trust, Inc., Term Loan, 4/17/20     $       191,446
----------------------------------------------------------------------------------------------------
                               Specialized REIT -- 0.1%
     488,693          3.25     The GEO Group, Inc., Term Loan, 4/3/20                $       487,166
                                                                                     ---------------
                               Total Real Estate                                     $       678,612
----------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 0.2%
                               Internet Software & Services -- 0.1%
     286,329          3.75     Vantiv LLC, Term B Loan, 6/12/21                      $       286,329
----------------------------------------------------------------------------------------------------
                               IT Consulting & Other Services -- 0.0%+
     197,000          5.75     Evergreen Skills Lux Sarl, Initial Term Loan (First
                               Lien), 4/23/21                                        $       142,456
----------------------------------------------------------------------------------------------------
                               Application Software -- 0.0%+
     261,457          3.50     Verint Systems, Inc., Tranche B-2 Term Loan (First
                               Lien), 9/6/19                                         $       260,673
----------------------------------------------------------------------------------------------------
                               Home Entertainment Software -- 0.1%
     419,912          3.25     Activision Blizzard, Inc., Term Loan, 7/26/20         $       420,371

The accompanying notes are an integral part of these financial statements.

70 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Home Entertainment Software -- (continued)
     349,941          5.25     Micro Focus International, Term Loan B, 10/7/21     $       335,069
                                                                                   ---------------
                                                                                   $       755,440
                                                                                   ---------------
                               Total Software & Services                           $     1,444,898
--------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                               Communications Equipment -- 0.0%+
     344,750          3.75     Ciena Corp., Term Loan, 7/15/19                     $       339,579
--------------------------------------------------------------------------------------------------
                               Electronic Equipment Manufacturers -- 0.1%
     444,318          4.75     Zebra Technologies, Term Loan B, 9/30/21            $       445,262
--------------------------------------------------------------------------------------------------
                               Electronic Components -- 0.0%+
     244,375          3.25     Belden Finance 2013 LP, Initial Term Loan, 9/9/20   $       242,695
--------------------------------------------------------------------------------------------------
                               Technology Distributors -- 0.1%
     398,975          3.25     CDW LLC, Term Loan, 4/25/20                         $       394,625
                                                                                   ---------------
                               Total Technology Hardware & Equipment               $     1,422,161
--------------------------------------------------------------------------------------------------
                               SEMICONDUCTORS & SEMICONDUCTOR
                               EQUIPMENT -- 0.2%
                               Semiconductor Equipment -- 0.1%
     641,899          2.86     Sensata Technologies BV, Sixth Amendment Term
                               Loan, 10/14/21                                      $       633,207
--------------------------------------------------------------------------------------------------
                               Semiconductors -- 0.1%
     350,000          4.25     Avago Technologies Finance, Term Loan (First
                               Lien), 11/13/22                                     $       344,805
                                                                                   ---------------
                               Total Semiconductors & Semiconductor Equipment      $       978,012
--------------------------------------------------------------------------------------------------
                               TELECOMMUNICATION SERVICES -- 0.2%
                               Integrated Telecommunication Services -- 0.1%
     372,188          4.00     GCI Holdings, Inc., New Term B Loan, 2/2/22         $       371,490
     225,000          0.00     Level 3 Financing, Inc., Tranche B-II 2022 Term
                               Loan, 5/31/22 (e)                                           222,656
     235,662          3.50     Virgin Media Investment Holdings, Ltd.,
                               F Facility, 6/30/23                                         228,990
                                                                                   ---------------
                                                                                   $       823,136
--------------------------------------------------------------------------------------------------
                               Wireless Telecommunication Services -- 0.1%
     925,000          4.00     Syniverse Holdings, Inc., Tranche B Term
                               Loan, 4/23/19                                       $       605,875
                                                                                   ---------------
                               Total Telecommunication Services                    $     1,429,011
--------------------------------------------------------------------------------------------------
                               UTILITIES -- 0.5%
                               Electric Utilities -- 0.4%
   1,055,042          4.75     Atlantic Power LP, Term Loan, 2/20/21               $     1,038,557
     661,472          3.25     Calpine Construction Finance Co. LP, Term
                               B-2 Loan, 1/3/22                                            621,784
     737,738          5.50     TPF II Power, LLC, Term Loan, 10/2/21                       697,163
                                                                                   ---------------
                                                                                   $     2,357,504
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 71

--------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                               Independent Power Producers &
                               Energy Traders -- 0.1%
     742,327          4.00     Calpine Corp., Term Loan, 9/27/19                   $       721,728
     180,333          3.75     NSG Holdings LLC, New Term Loan, 12/11/19                   174,027
                                                                                   ---------------
                                                                                   $       895,755
                                                                                   ---------------
                               Total Utilities                                     $     3,253,259
--------------------------------------------------------------------------------------------------
                               TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                               (Cost $44,082,921)                                  $    41,943,081
--------------------------------------------------------------------------------------------------
                               TEMPORARY CASH INVESTMENTS -- 1.1%
                               Repurchase Agreements -- 1.0%
   6,000,000                   $6,000,000 RBC Capital Markets LLC, 0.30%,
                               dated 2/29/16 plus accrued interest on 3/1/16
                               collateralized by the following:
                               $3,056,274 Freddie Mac Giant, 3.5% - 4.0%,
                               6/1/42 - 3/1/46
                               $3,063,680 Federal Home Loan Mortgage Corp,
                               2.569%, 8/1/43
                               $866 Federal National Mortgage Association,
                               4%, 5/1/44                                          $     6,000,000
--------------------------------------------------------------------------------------------------
                               Commercial Paper -- 0.1%
     750,000                   Nissan Motor Acceptance Discount, Commercial
                               Paper, 3/4/16 (c)                                   $       749,964
--------------------------------------------------------------------------------------------------
                               TOTAL TEMPORARY CASH INVESTMENTS
                               (Cost $6,749,953)                                   $     6,749,964
--------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENT IN SECURITIES -- 100.2%
                               (Cost $618,290,055) (a)                             $   612,208,256
--------------------------------------------------------------------------------------------------
                               OTHER ASSETS & LIABILITIES -- (0.2)%                $    (1,157,023)
--------------------------------------------------------------------------------------------------
                               TOTAL NET ASSETS -- 100.0%                          $   611,051,233
==================================================================================================

+             Amount rounds to less than 0.1%.

(Cat Bond)    Catastrophe or event-linked bond. At February 29, 2016, the value of these securities amounted to $28,769,845 or 4.7% of total net assets. See Notes to Financial Statements -- Note 1H.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 29, 2016, the value of these securities amounted to $194,823,386 or 31.9% of total net assets.

ARM           Adjustable Rate Mortgage.

REMICS        Real Estate Mortgage Investment Conduits.

REIT          Real Estate Investment Trust.

Strips Separate trading of Registered interest and principal of securities.

The accompanying notes are an integral part of these financial statements.

72 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or
              (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At February 29, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $619,549,621 was as follows:

                Aggregate gross unrealized appreciation for all investments in which
                  there is an excess of value over tax cost                            $   642,042
                Aggregate gross unrealized depreciation for all investments in which
                  there is an excess of tax cost over value                             (7,983,407)
                                                                                       -----------
                Net unrealized depreciation                                            $(7,341,365)
                                                                                       ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d)           Consists of Revenue Bonds unless otherwise indicated.

(e)           Rate to be determined.

(f)           Security is in default.

(g) Structured reinsurance investment. At February 29, 2016, the value of these securities amounted to $6,806,356 or 1.1% of total net assets. See Notes To Financial Statements -- Note 1H.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 29, 2016 were as follows:

--------------------------------------------------------------------------------
                                                    Purchases       Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                           $35,995,005     $ 38,466,306
Other Long-Term Securities                          $73,426,833     $101,597,426

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 73

The following is a summary of the inputs used as of February 29, 2016, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------------
                                         Level 1    Level 2           Level 3        Total
-------------------------------------------------------------------------------------------------
Asset Backed Securities                  $--        $ 87,376,504      $       --     $ 87,376,504
Collateralized Mortgage Obligations       --         191,473,230              --      191,473,230
Corporate Bonds
   Insurance
        Reinsurance                                   30,005,120       6,806,356       36,811,476
   All Other Corporate Bonds              --         162,746,175              --      162,746,175
U.S. Government Agency Obligations        --          84,123,706              --       84,123,706
Municipal Bonds                           --             984,120              --          984,120
Senior Floating Rate Loan Interests       --          41,943,081              --       41,943,081
Repurchase Agreements                     --           6,000,000              --        6,000,000
Commercial paper                          --             749,964              --          749,964
-------------------------------------------------------------------------------------------------
Total                                    $--        $605,401,900      $6,806,356     $612,208,256
=================================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                     Corporate
                                                                     Bonds
--------------------------------------------------------------------------------
Balance as of 8/31/15                                                $ 9,007,392
Realized gain (loss)(1)                                                    2,668
Change in unrealized appreciation (depreciation)(2)                     (862,183)
Purchases                                                              4,251,875
Sales                                                                 (5,593,396)
Transfers in to Level 3*                                                      --
Transfers out of Level 3*                                                     --
--------------------------------------------------------------------------------
Balance as of 2/29/16                                                $ 6,806,356
================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended February 29, 2016, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still held
     as of 2/29/16                                                                    $(543,599)
                                                                                      ---------

The accompanying notes are an integral part of these financial statements.

74 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

Statement of Assets and Liabilities | 2/29/16 (unaudited)

ASSETS:
  Investment in securities (cost $618,290,055)                    $612,208,256
  Cash                                                               3,461,492
  Receivables --
     Investment securities sold                                      1,916,780
     Fund shares sold                                                1,258,940
     Interest                                                        1,860,945
  Prepaid expenses                                                      67,267
------------------------------------------------------------------------------
         Total assets                                             $620,773,680
==============================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                             $  7,289,386
      Fund shares repurchased                                        1,991,551
      Distributions                                                    136,509
      Trustee fees                                                       3,930
   Due to affiliates                                                   123,632
   Accrued expenses                                                    177,439
------------------------------------------------------------------------------
          Total liabilities                                       $  9,722,447
==============================================================================
NET ASSETS:
  Paid-in capital                                                 $630,774,858
  Distributions in excess of net investment income                  (1,507,783)
  Accumulated net realized loss on investments                     (12,134,043)
  Net unrealized depreciation on investments                        (6,081,799)
------------------------------------------------------------------------------
         Total net assets                                         $611,051,233
==============================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $215,033,666/22,669,427 shares)              $       9.49
   Class C (based on $105,344,279/11,127,346 shares)              $       9.47
   Class C2 (based on $3,532,000/372,882 shares)                  $       9.47
   Class K (based on $16,604,373/1,748,975 shares)                $       9.49
   Class Y (based on $270,536,915/28,587,336 shares)              $       9.46
MAXIMUM OFFERING PRICE:
  Class A ($9.49 (divided by) 97.5%)                              $       9.73
==============================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 75

Statement of Operations (unaudited)

For the Six Months Ended 2/29/16

INVESTMENT INCOME:
   Dividend                                                             $      30,208
   Interest                                                                 6,143,894
---------------------------------------------------------------------------------------------------
         Total investment income                                                        $ 6,174,102
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                          $1,032,302
  Transfer agent fees and expenses
     Class A                                                                   14,087
     Class C                                                                    5,488
     Class C2                                                                      26
     Class Y                                                                    1,823
  Distribution fees
     Class A                                                                  205,433
     Class C                                                                  256,117
     Class C2                                                                   7,921
  Shareholder communications expense                                          233,420
  Administrative expense                                                      101,579
  Custodian fees                                                               50,123
  Registration fees                                                            52,624
  Professional fees                                                            38,197
  Printing expense                                                             11,870
  Fees and expenses of nonaffiliated Trustees                                  11,374
  Pricing expense                                                              91,045
  Miscellaneous                                                                13,257
---------------------------------------------------------------------------------------------------
     Total expenses                                                                     $ 2,126,686
---------------------------------------------------------------------------------------------------
         Net investment income                                                          $ 4,047,416
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on investments                                               $  (528,703)
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on investments                   $(3,617,559)
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
     foreign currency transactions                                                      $(4,146,262)
---------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                  $   (98,846)
===================================================================================================

The accompanying notes are an integral part of these financial statements.

76 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended
                                                                 2/29/16           Year Ended
                                                                 (unaudited)       8/31/15
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                     $   4,047,416     $    8,057,934
Net realized gain (loss) on investments                               (528,703)           (26,369)
Change in net unrealized appreciation (depreciation)
  on investments                                                    (3,617,559)        (2,942,967)
-------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                        $     (98,846)    $    5,088,598
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.08 and $0.16 per share, respectively)          $  (1,740,796)    $   (3,857,225)
      Class B ($0.00 and $0.01 per share, respectively)*                    --               (556)
      Class C ($0.07 and $0.14 per share, respectively)               (751,354)        (1,385,207)
      Class C2 ($0.07 and $0.14 per share, respectively)               (23,497)           (43,711)
      Class K ($0.10 and $0.15 per share, respectively)               (129,161)          (232,930)
      Class Y ($0.09 and $0.18 per share, respectively)             (2,541,248)        (6,537,851)
-------------------------------------------------------------------------------------------------
         Total distributions to shareowners                      $  (5,186,056)    $  (12,057,480)
=================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                     $ 184,425,395     $  419,733,984
Reinvestment of distributions                                        4,306,917          8,915,925
Cost of shares repurchased                                        (169,806,016)      (555,988,307)
-------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                                 $  18,926,296     $ (127,338,398)
-------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                      $  13,641,394     $ (134,307,280)
NET ASSETS:
Beginning of period                                              $ 597,409,839     $  731,717,119
-------------------------------------------------------------------------------------------------
End of period                                                    $ 611,051,233     $  597,409,839
-------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                 $  (1,507,783)    $     (369,143)
=================================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 77

--------------------------------------------------------------------------------------------------
                                 Six Months     Six Months
                                 Ended          Ended
                                 2/29/16        2/29/16               Year Ended    Year Ended
                                 Shares         Amount                8/31/15       8/31/15
                                 (unaudited)    (unaudited)           Shares        Amount
--------------------------------------------------------------------------------------------------
Class A
Shares sold                       4,095,811     $      38,965,450     11,066,821    $  106,653,121
Reinvestment of distributions       161,711             1,541,427        351,820         3,381,366
Less shares repurchased          (3,051,345)          (29,116,158)   (13,856,286)     (133,254,258)
--------------------------------------------------------------------------------------------------
      Net increase (decrease)     1,206,177     $      11,390,719     (2,437,645)   $  (23,219,771)
==================================================================================================
Class B*
Shares sold or exchanged                 --     $              --         21,021    $      202,928
Reinvestment of distributions            --                    --             49               470
Less shares repurchased                  --                    --       (101,871)         (982,225)
--------------------------------------------------------------------------------------------------
      Net decrease                       --     $              --        (80,801)   $     (778,827)
==================================================================================================
Class C
Shares sold                       3,968,821     $      37,776,377      7,678,685    $   73,790,849
Reinvestment of distributions        76,104               723,807        137,191         1,316,403
Less shares repurchased          (3,235,270)          (30,803,014)    (7,176,391)      (68,890,820)
--------------------------------------------------------------------------------------------------
      Net increase                  809,655     $       7,697,170        639,485    $    6,216,432
==================================================================================================
Class C2
Shares sold                         112,463     $       1,070,167        159,743    $    1,536,902
Reinvestment of distributions           964                 9,175          2,323            22,293
Less shares repurchased             (55,879)             (532,417)      (150,877)       (1,448,428)
--------------------------------------------------------------------------------------------------
      Net increase                   57,548     $         546,925         11,189    $      110,767
==================================================================================================
Class K**
Shares sold                       1,776,384     $      16,995,947      4,108,205    $   39,491,240
Reinvestment of distributions            --                    --             --                --
Less shares repurchased            (262,329)           (2,500,000)    (3,873,285)      (37,171,306)
--------------------------------------------------------------------------------------------------
      Net increase                1,514,055     $      14,495,947        234,920    $    2,319,934
==================================================================================================
Class Y
Shares sold                       9,429,250     $      89,617,454     20,606,071    $  198,058,944
Reinvestment of distributions       213,724             2,032,508        437,435         4,195,393
Less shares repurchased         (11,216,359)         (106,854,427)   (32,749,866)     (314,241,270)
--------------------------------------------------------------------------------------------------
      Net decrease               (1,573,385)    $     (15,204,465)   (11,706,360)   $ (111,986,933)
==================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class K shares commenced operations on December 1, 2014.

The accompanying notes are an integral part of these financial statements.

78 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year       Year        Year       Year      Year
                                                             2/29/16       Ended      Ended       Ended      Ended     Ended
                                                             (unaudited)   8/31/15    8/31/14     8/31/13    8/31/12   8/31/11
--------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $    9.57     $   9.66   $    9.66   $   9.72   $  9.64   $   9.75
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $    0.06(a)  $   0.10   $    0.13   $   0.21   $  0.28   $   0.23
   Net realized and unrealized gain (loss) on investments        (0.06)       (0.03)       0.02      (0.04)     0.10      (0.07)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $      --     $   0.07   $    0.15   $   0.17   $  0.38   $   0.16
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $   (0.08)    $  (0.16)  $   (0.15)  $  (0.23)  $ (0.30)  $  (0.27)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   (0.08)    $  (0.09)  $      --   $  (0.06)  $  0.08   $  (0.11)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    9.49     $   9.57   $    9.66   $   9.66   $  9.72   $   9.64
================================================================================================================================
Total return*                                                     0.00%        0.74%       1.58%      1.71%     4.00%      1.69%
Ratio of total expenses to average net assets                     0.76%**      0.82%       0.79%      0.88%     0.90%      0.90%
Ratio of net investment income (loss) to average net assets       1.33%**      1.12%       1.34%      1.95%     2.94%      2.48%
Portfolio turnover rate                                             37%**        48%         41%        28%       43%        54%
Net assets, end of period (in thousands)                     $ 215,034     $205,451   $ 230,938   $169,587   $55,212   $114,080
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           0.76%**      0.82%       0.79%      0.98%     1.30%      0.99%
   Net investment income (loss) to average net assets             1.33%**      1.12%       1.34%      1.85%     2.54%      2.39%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 79

---------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year      Year       Year      Year      Year
                                                             2/29/16      Ended     Ended      Ended     Ended     Ended
                                                             (unaudited)  8/31/15   8/31/14    8/31/13   8/31/12   8/31/11
---------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $   9.55     $  9.65   $   9.65   $  9.70   $  9.62   $  9.73
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.05(a)  $  0.08   $   0.11   $  0.15   $  0.20   $  0.16
   Net realized and unrealized gain (loss) on investments       (0.06)      (0.04)      0.02     (0.04)     0.10     (0.07)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.01)    $  0.04   $   0.13   $  0.11   $  0.30   $  0.09
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.07)    $ (0.14)  $  (0.13)  $ (0.16)  $ (0.22)  $ (0.20)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.08)    $ (0.10)  $     --   $ (0.05)  $  0.08   $ (0.11)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.47     $  9.55   $   9.65   $  9.65   $  9.70   $  9.62
===========================================================================================================================
Total return*                                                   (0.12)%      0.40%      1.31%     1.09%     3.18%     0.93%
Ratio of total expenses to average net assets                    1.03%**     1.06%      1.06%     1.53%     1.71%     1.67%
Ratio of net investment income (loss) to average net assets      1.07%**     0.87%      1.07%     1.39%     2.08%     1.61%
Portfolio turnover rate                                            37%**       48%        41%       28%       43%       54%
Net assets, end of period (in thousands)                     $105,344     $98,585   $ 93,355   $52,072   $24,830   $23,464
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.03%**     1.06%      1.06%     1.54%     1.71%     1.67%
   Net investment income (loss) to average net assets            1.07%**     0.87%      1.07%     1.38%     2.08%     1.61%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

80 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

----------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended
                                                               2/29/16      Year Ended   Year Ended   8/1/13
                                                               (unaudited)  8/31/15      8/31/14      to 8/31/13
----------------------------------------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                           $  9.56      $  9.65      $   9.65     $  9.65
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.05(a)   $  0.08      $   0.13     $  0.02
   Net realized and unrealized gain (loss) on investments        (0.07)       (0.03)         0.00(b)    (0.01)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $ (0.02)     $  0.05      $   0.13     $  0.01
----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       $ (0.07)     $ (0.14)     $  (0.13)    $ (0.01)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (0.09)     $ (0.09)     $     --     $    --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  9.47      $  9.56      $   9.65     $  9.65
================================================================================================================
Total return*                                                    (0.21)%       0.51%         1.37%       0.15%
Ratio of total expenses to average net assets                     0.99%**      1.04%         1.05%       1.01%**
Ratio of net investment income (loss) to average net assets       1.11%**      0.90%         1.13%       2.07%**
Portfolio turnover rate                                             37%**        48%           41%         28%**
Net assets, end of period (in thousands)                       $ 3,532      $ 3,014      $  2,934     $    26
================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 81

---------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended
                                                                  2/29/16         12/1/14 to
                                                                  (unaudited)     8/31/15
---------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                              $  9.58         $  9.65
---------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $  0.08(a)      $ (0.18)
  Net realized and unrealized gain (loss) on investments            (0.07)           0.26
---------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $  0.01         $  0.08
---------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                           $ (0.10)        $ (0.15)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.09)        $ (0.07)
---------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  9.49         $  9.58
=============================================================================================
Total return*                                                        0.06%           0.84%***
Ratio of total expenses to average net assets                        0.49%**         0.50%**
Ratio of net investment income (loss) to average
  net assets                                                         1.69%**         1.26%**
Portfolio turnover rate                                                37%**           48%
Net assets, end of period (in thousands)                          $16,604         $ 2,251
=============================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

82 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended            Year       Year        Year       Year       Year
                                                             2/29/16          Ended      Ended       Ended      Ended      Ended
                                                             (unaudited)      8/31/15    8/31/14     8/31/13    8/31/12    8/31/11
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $       9.55     $   9.64   $    9.64   $   9.70   $   9.63   $   9.74
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $       0.07(a)  $   0.11   $    0.16   $   0.24   $   0.31   $   0.27
   Net realized and unrealized gain (loss) on investments           (0.07)       (0.02)       0.02      (0.04)      0.09      (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $         --     $   0.09   $    0.18   $   0.20   $   0.40   $   0.20
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $      (0.09)    $  (0.18)  $   (0.18)  $  (0.26)  $  (0.33)  $  (0.31)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $      (0.09)    $  (0.09)  $      --   $  (0.06)  $   0.07   $  (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $       9.46     $   9.55   $    9.64   $   9.64   $   9.70   $   9.63
====================================================================================================================================
Total return*                                                        0.01%        0.97%       1.84%      2.03%      4.24%      2.06%
Ratio of total expenses to average net assets                        0.58%**      0.60%       0.57%      0.59%      0.61%      0.54%
Ratio of net investment income (loss) to average net assets          1.51%**      1.33%       1.57%      2.34%      3.18%      2.78%
Portfolio turnover rate                                                37%**        48%         41%        28%        43%        54%
Net assets, end of period (in thousands)                     $    270,537     $288,108   $ 403,710   $264,018   $132,645   $119,377
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 83

Notes to Financial Statements | 2/29/16 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Class K shares commenced operations on December 1, 2014. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

84 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 85

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At February 29, 2016, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received.

86 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

     Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2015, the Fund did not accrue any interest or penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2015, the Fund reclassified $2,520,831 to decrease paid in capital, $3,701,743 to decrease Distributions in excess of net investment income, and $1,180,912 to increase accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2015 was as follows:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $12,057,480
     ---------------------------------------------------------------------------
          Total                                                      $12,057,480
     ===========================================================================

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 87

     The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $    354,273
     Capital loss carryforward                                       (10,951,387)
     Current year dividend payable                                      (117,803)
     Unrealized depreciation                                          (3,723,806)
     ---------------------------------------------------------------------------
          Total                                                     $(14,438,723)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral on wash sales, adjustments relating to catastrophe bonds and reinsurance sidecars, the tax treatment of premium and amortization and the market to market of forward and futures contracts.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $6,530 in underwriting commissions on the sale of Class A shares during the six months ended February 29, 2016.

F.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, Class C2, and Class K shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

88 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

G.   Risks

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Insurance-linked securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments, which also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's investment in quota share instruments and therefore place the Fund's assets at greater risk of loss than if PIM had more complete information. Quota share instruments and other structured reinsurance instruments generally will be considered

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 89 illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. For the six months ended February 29, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.35% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $24,251 in management fees, administrative costs and certain other reimbursements payable to PIM at February 29, 2016.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

90 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 29, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 74,866
Class C                                                                   22,875
Class C2                                                                     237
Class K                                                                       23
Class Y                                                                  135,419
--------------------------------------------------------------------------------
  Total                                                                 $233,420
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $88,734 in transfer agent fees and out-of-pocket reimbursements payable to the transfer agent at February 29, 2016.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Further pursuant to the Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,647 in distribution fees payable to PFD at February 29, 2016.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C and Class C2 shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. There is no CDSC for Class C shares. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 91

CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 29, 2016, CDSCs in the amount of $7,001 were paid to PFD.

ADDITIONAL INFORMATION

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

92 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Short Term Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 93 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a

94 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the fourth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares was approximately seven basis points higher than the median expense ratio paid by other funds in its Strategic Insight peer group. The Trustees considered the impact of transfer agency, sub-transfer agency and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 95 which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business.

96 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 97

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

* Ms. Monchak is a non-voting Advisory Trustee.

98 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

                           This page for your notes.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16 99

                           This page for your notes.

100 Pioneer Short Term Income Fund | Semiannual Report | 2/29/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19127-10-0416

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust XII

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 27, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 27, 2016


By (Signature and Title)* /s/ Mark Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date April 27, 2016

* Print the name and title of each signing officer under his or her signature.